UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Corning Natural Gas Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CORNING NATURAL GAS CORPORATION
330 West William Street
P.O. Box 58
Corning, New York 14830
April [  ], 2007
Dear Shareholder:
You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Corning Natural Gas Corporation on May [  ], 2007, starting at 11:00 a.m. local time at 330 West William Street, Corning, New York 14830.
As more fully described in the attached Notice of Annual Meeting and the accompanying proxy statement, the principal business to be addressed at the meeting is the election of directors, approval of the Corning Natural Gas Corporation 2007 Stock Plan, approval of amendments to Corning’s certificate of incorporation and approval of amendments to Corning’s by-laws. Our management will also discuss our business and will be available to respond to your questions.
Most of the proposals to be approved at the Annual Meeting require the affirmative vote of a majority of our shares of common stock present in person or by proxy at the meeting. However, two amendments contained in our restated certificate of incorporation must be approved by the holders of two-thirds of our outstanding shares of common stock. Accordingly, your vote is crucial to approve the restated certificate in its entirety. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card.
On behalf of the directors and management of Corning Natural Gas Corporation, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.
Sincerely,
Michael I. German
Chief Executive Officer and President

CORNING NATURAL GAS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY [ ], 2007
PROXY STATEMENT
QUESTIONS and ANSWERS
Proposal One:
Proposal Two:
Proposal Four:
THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
PRINCIPAL SHAREHOLDERS
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
OTHER MATTERS
Annex A
Annex C
Annex D
Annex E
Annex F

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY [  ], 2007
To the Shareholders of Corning Natural Gas Corporation:
The Annual Meeting of Shareholders of Corning Natural Gas Corporation, a New York corporation, will be held on May [  ], 2007, at 11:00 a.m. local time at 330 West William Street, Corning, New York 14830, for the following purposes:
1.	To elect seven directors to serve for a one year term until the next Annual Meeting or until their successors are duly elected and qualified (Proposal 1);

2.	To approve the Corning Natural Gas Corporation 2007 Stock Plan (Proposal 2);

3.	To approve amendments to Corning’s certificate of incorporation (Proposal 3);

4.	To approve amendments to Corning’s by-laws (Proposal 4); and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this Notice.
Only shareholders of record at the close of business on April 5, 2007 are entitled to vote at the Annual Meeting.
All shareholders are cordially invited to attend the meeting in person. However, to insure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors, Stanley G. Sleve Vice President — Administration and Secretary

CORNING NATURAL GAS CORPORATION

PROXY STATEMENT
GENERAL INFORMATION
This proxy statement is furnished in connection with the solicitation of proxies by our board of directors to be used at our 2007 Annual Meeting of Shareholders to be held on May [  ], 2007, and any postponements or adjournments of the meeting.
This proxy statement and the accompanying president’s letter, notice and proxy card, together with our annual report to shareholders for the year ended September 30, 2006, are being sent to our shareholders beginning on or about April [ ], 2007.
QUESTIONS and ANSWERS

Q:	When and where is the Annual Meeting?

A:	Our 2007 Annual Meeting of Shareholders will be held on May [ ], 2007, at 11:00 a.m. local time at our offices at 330 West William Street, Corning New York, 14830.

Q:	What are shareholders voting on?
A:	•	Proposal 1: Election of seven directors (Matthew C. Benesh, Michael I. German, Ted W. Gibson, Richard M. Osborne, Stephen G. Rigo, Thomas J. Smith and George J. Welch);

	•	Proposal 2: Approval of the Corning Natural Gas Corporation 2007 Stock Plan;

	•	Proposal 3: Approval of amendments to Corning’s certificate of incorporation; and

	•	Proposal 4: Approval of amendments to Corning’s by-laws.
If a permissible proposal other than the listed proposals is presented at the Annual Meeting, your signed proxy card gives authority to Firouzeh Sarhangi and Stanley G. Sleve to vote on any such additional proposal.

Q:	Who is entitled to vote?

A:	Our record date is April 5, 2007. Therefore, only holders of our common stock as of the close of business on April 5, 2007 are entitled to vote. Each share of common stock is entitled to one vote.

Q:	How do shareholders vote?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposal. You have the right to revoke your proxy any time before the meeting by:
•	notifying our secretary,

•	voting in person, or

•	returning a later-dated proxy.
If you return your signed proxy card, but do not indicate your voting preferences, Firouzeh Sarhangi and Stanley G. Sleve will vote FOR the nominated directors on your behalf.

Q:	Who will count the vote?

A:	Marie Husted and Kathy Rounds are Corning’s election inspectors and will tabulate the votes.

Q:	What shares are included on the proxy card and what does it mean if a shareholder gets more than one proxy card?

A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	What constitutes a quorum?

A:	As of the record date 506,918 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for adopting most of the proposals at the Annual Meeting. If you submit a properly executed proxy card, then you will be considered part of the quorum. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against the proposal. “Broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” occurs when a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

Q:	Who can attend the Annual Meeting?

A:	All shareholders as of the record date, April 5, 2007, can attend.

Q:	What percentage of stock are the directors, director nominees and executive officers entitled to vote at the Annual Meeting?

A:	Together, they own 161,797 shares of our common stock, or approximately 32% of the stock entitled to vote at the Annual Meeting. (See page 31 for more details.)

Q:	Who is our largest principal shareholder?

A:	Richard M. Osborne, our chairman, beneficially owns 99,132 shares of our common stock, or 19.6% of the stock entitled to vote at the Annual Meeting.

Q:	When is a shareholder proposal due for the next Annual Meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by [ ], 2008, to Stanley G. Sleve, Secretary, Corning Natural Gas Corporation, 330 West William Street, Corning, New York 14830, and must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. (See page 33 for more details.)

PROPOSALS TO BE VOTED UPON
Proposal One:
Election of Directors
At the Annual Meeting, seven directors are to be elected to hold office until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.
Nominees for election this year are Matthew C. Benesh, Michael I. German, Ted W. Gibson, Richard M. Osborne, Stephen G. Rigo, Thomas J. Smith and George J. Welch. Each has consented to serve until the next Annual Meeting or until his successor is duly elected and qualified. Information about the directors and director nominees is included under “The Board of Directors” beginning on page 21.
If any director to be elected by you is unable to stand for re-election, the board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.
The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is needed to elect directors. Abstentions and votes withheld for directors will have the same effect as votes against.
The board of directors recommends that you vote FOR Mr. Benesh, Mr. German, Mr. Gibson, Mr. Osborne, Mr. Rigo, Mr. Smith and Mr. Welch.

Proposal Two:
Approval of 2007 Stock Plan
General
On February 22, 2007, our board of directors unanimously approved the Corning Natural Gas Corporation 2007 Stock Plan. We are submitting the plan to our shareholders for approval for purposes of complying with certain provisions of the Internal Revenue Code pertaining to incentive stock options. The vote of a majority of our voting shares represented in person or by proxy at the Annual Meeting will be required to approve the adoption of the plan. The enclosed proxy will be voted FOR this proposal unless the proxy holders are otherwise instructed.
Certain aspects of the plan are summarized below. Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire proxy statement and the text of the plan attached to this proxy statement as Annex A before you decide how to vote.
Description of Stock Plan
The plan provides for the grant of “incentive stock options,” as defined under Section 422(b) of the Internal Revenue Code, non-qualified options, restricted stock awards, performance stock awards, stock appreciation rights and dividend equivalents, collectively referred to as awards. There are 100,000 shares of common stock reserved and available for issuance under the plan, subject to adjustment for stock splits, mergers and similar transactions. In addition, beginning in 2008 and continuing for a period of nine years, on the day of each annual meeting of shareholders, the total maximum number of shares available for issuance will automatically be increased to the number of shares equal to 15% of the shares outstanding. For purposes of determining the number of shares available for grant, the shares underlying any awards which are forfeited, canceled, reacquired by Corning, satisfied without the issuance of shares or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the plan so long as the participants to whom such awards had been previously granted receive no benefits of ownership of the underlying shares to which the award related.
Purpose. The purpose of the plan is to encourage and enable the officers, employees and directors of Corning and our affiliates upon whose judgment, initiative and efforts Corning largely depends for the successful conduct of our business to acquire a proprietary interest in Corning. It is anticipated that providing these persons with a direct stake in our welfare will assure a closer identification of their interests with those of the company, thereby stimulating their efforts on Corning’s behalf and strengthening their desire to remain with Corning.
Administration. The plan will be administered by a committee of not less than two non-employee directors, as appointed by the board from time to time, or, in the absence of a committee, the entire board. The committee will have the power and authority, subject to and within the limitations of the express provisions of the plan, to grant awards consistent with the terms of the plan, including the power and authority to select the individuals to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the plan and to make all other determinations for the administration of the plan.
Eligibility. Individuals eligible to participate in the plan, or participants, include directors and full or part-time officers and other employees of Corning and our affiliates who are responsible for or contribute to the management, growth or profitability of Corning and our affiliates and who are selected from time to time by the committee, in its sole discretion.
Awards. Every award under the plan will be memorialized with an award agreement that specifies the type of award to be granted, the number of shares (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the award agreement will also specify the price at which the shares subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive option or a non-qualified option. In the discretion of the committee, a participant may receive awards from one or more of the categories described below, and more than one award may be granted to an individual participant.
Types of awards under the plan include:
     Stock Options. The committee may grant either incentive options or non-qualified options to officers, employees or directors of Corning; provided however, that the incentive options may only be granted to employees. To the extent that any option does not qualify as an incentive option, it will constitute a non-qualified option. The exercise price of an option will be determined by the committee, but the exercise price cannot be less than 100% of the fair market value on the date of grant (if an employee owns more than 10% of the combined voting power of all classes of shares of Corning or any subsidiary and an incentive option is granted to the employee, the option price will be not less than 110% of fair market value on the grant date). The term of each option will be determined by the committee, but no incentive option will be exercisable more than ten years after the date the option is granted (if an employee owns more than 10% of the combined voting power of all classes of shares of Corning or any subsidiary or parent and an incentive option is granted to such an employee, the term of the option will be no more than five years from the date of grant). Options will become exercisable at such times as the committee will determine and may be exercised in whole or in part. The option price may be satisfied in cash, certified or bank check or, if permitted by the committee, by surrendering shares or by the optionee delivering to Corning an exercise notice together with irrevocable instructions to a broker to deliver to cash or a check to Corning. No option will be transferable by optionee other than by will or the laws of descent and distribution and all options are subject to termination in accordance with the terms of the plan.
     Restricted Stock Awards. The committee may grant restricted stock awards to any eligible participant. A restricted stock award is an award entitling the recipient to acquire, at no cost or for a purchase price determined by the committee, shares subject to restrictions and conditions as the committee may determine at the time of grant. A participant who is granted a restricted stock award will have 60 days to accept the award. Upon acceptance, a participant will have all the rights of a shareholder with respect to the restricted share including voting and dividend rights, subject to certain restrictions such as transferability, forfeiture and repurchase, as determined by the committee. The committee will specify the date and other conditions on which the restrictions will lapse and the restricted shares will be deemed vested.
     Performance Stock Awards. A performance stock award is an award entitling the recipient to acquire shares upon the attainment of specified performance goals. The committee in its sole discretion will determine whether and to whom performance stock awards will be made, the performance goals applicable under the award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the performance stock award. A participant receiving a performance stock award will have all the rights of a shareholder only as to shares actually received by the participant under the plan and not with respect to shares subject to the award but not actually received. Performance stock awards will be subject to such terms and conditions as the committee deems appropriate, including restrictions on transferability and termination.
     Stock Appreciation Rights. A stock appreciation right is a right entitling the participant to receive cash or shares having a fair market value equal to the appreciation in fair market value of a stated number of shares from the date of grant, or in the case of rights granted in tandem with or by reference to an option granted prior to the grant of rights, from the date of grant of the related option to the date of exercise. Subject to certain limited exceptions, no employee may be granted together an incentive option and a stock appreciation right if the right to exercise the incentive option or the stock appreciation right is dependent upon or affects the right to exercise the other instrument. Stock appreciation rights are subject to terms and conditions the committee deems appropriate, including restrictions on transferability. A participant who exercises his or her stock appreciation rights will be paid the excess of the then fair market value of the number of shares to which the stock appreciation rights relates over the fair market value of the number of shares at the date of grant of the stock appreciation rights, or of the related option, as the case may be. The excess will be paid in cash or in shares having a fair market value equal to such excess or in such combination thereof as the committee determines.
     Dividend Equivalents. A dividend equivalent is a right to receive cash, shares, or other property equal in value to dividends paid with respect to a specified number of shares or the excess of dividends paid over a specified rate of return. The committee is authorized to grant dividend equivalents to the officers, employees and directors of Corning or any affiliate. The committee may provide, at the date of grant or thereafter, that dividend equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional shares, or other investment vehicles as the committee may specify, provided that dividend equivalents (other than freestanding dividend equivalents) will be subject to all conditions and restrictions of the underlying awards to which they relate.
Employment Agreement. The employment agreement of Michael I. German, our president and chief executive officer, provides for the grant of 75,000 options upon approval of the plan by the shareholders. There are no other agreements to issue awards under the plan.
Income Tax. With respect to incentive options, no taxable income is recognized by the option holder except for purposes of the alternative minimum tax, upon the grant or exercise of an incentive option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the incentive option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of shares will be taxed as long-term capital gain or loss, and Corning will not be entitled to any deduction. If, however, the shares are disposed of within the period, then in the year of the disposition the option holder will recognize taxable income equal to the lesser of the amount realized upon the disposition or the excess of the fair market value of the shares on the date of exercise over the exercise price and Corning will be entitled to a corresponding deduction. With respect to non-qualified options, restricted stock awards or stock appreciation rights, no taxable income will result to the recipient of the awards at the time of grant, nor will Corning be entitled to an income tax deduction at such time. However, upon the exercise of non-qualified options or stock appreciation rights, or the lapse of restrictions on restricted stock awards, the award holder will generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and Corning will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any gain or loss realized by the option holder on the subsequent disposition of the shares will be a capital gain or loss.
Change of Control. Upon a change in control of Corning, as defined in the plan, in order to preserve the participants’ rights, the following will occur:
•	Each stock option will automatically become fully exercisable unless the committee otherwise expressly provides at the time of grant.

•	Restrictions and conditions on restricted stock awards, performance awards and dividend equivalents will automatically be deemed waived, and the recipients of awards will become entitled to receipt of the maximum amount of shares subject to the awards unless the committee otherwise expressly provides at the time of grant.

•	Unless otherwise expressly provided at the time of grant, participants who hold an option will have the right, in lieu of exercising the option, to elect to surrender all or part of such option to Corning and to receive cash in an amount equal to the excess of (i) the higher of the fair market value of a share on the date such right is exercised and the highest price paid for shares or, in the case of securities convertible into shares or carrying a right to acquire shares, the highest effective price (based on the prices paid for such securities) at which the securities are convertible into shares or at which shares may be acquired, by any person or group whose acquisition of voting securities has resulted in a change in control of Corning over (ii) the exercise price per share under the option, multiplied by the number of shares with respect to which the right is exercised.
Amendments and Termination. The board may at any time amend or discontinue the plan and the committee may at any time amend or cancel any outstanding award (or provide substitute awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but the price, if any, must satisfy the requirements which would apply to the substitute or amended award if it were then initially granted under the plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no action will adversely affect rights under any outstanding award without the holder’s consent.
Effective Date. The plan will become effective upon its approval by the shareholders.
New Plan Benefits. Since awards under the plan will be discretionary, we cannot currently determine the number of awards which will be made pursuant to the plan. The committee has made no determinations as to any awards under the plan other than the options to be granted to Michael German, our president and chief executive officer, pursuant to his employment agreement. The employment agreement provides for the grant of 75,000 options, at an exercise price of $15.00 per share, upon approval of the plan by the shareholders. There are no other agreements to issue awards under the plan. Mr. German’s options are summarized below.

2007 Stock Plan
Name and Position	Dollar Value*	Number of Shares
Michael I. German, Chief Executive Officer and President	$15,000	75,000

* Based on the difference of the closing price of $15.20 per share of our common stock on April 5, 2007 and the exercise price of
   $15.00 of the options.
Vote Required
In order for the 2007 Stock Plan to become effective, the proposal for its adoption must receive the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Annual Meeting.
The board of directors recommends that you vote FOR the approval of the 2007 Stock Plan.

Proposal Three:
Approval of Amendments to Certificate of Incorporation
General
Our board of directors unanimously approved and recommends that the shareholders approve Corning’s restated certificate of incorporation attached to this proxy statement as Annex B. Our certificate of incorporation has not been restated since our formation in 1904. Our board of directors believes that numerous amendments to the certificate are necessary to modernize our certificate of incorporation and make it more appropriate for a publicly-held company. Shareholders will vote separately on each of the seven proposed changes to the certificate of incorporation described below, namely:
•	Proposal 3a: Enlarge our business purpose

•	Proposal 3b: Increase the number of shares of common stock authorized and decrease the par value of the common stock

•	Proposal 3c: Authorize shares of preferred stock

•	Proposal 3d: Limit the personal liability of our directors

•	Proposal 3e: Eliminate preemptive rights

•	Proposal 3f: Allow shareholders to act by less than unanimous written consent

•	Proposal 3g: Change the shareholder vote required to approve certain corporate actions
Most of the proposals to amend our certificate of incorporation require the affirmative vote of a majority of our shares of common stock represented by person or proxy at the Annual Meeting to become effective. However, Proposal 3e to eliminate preemptive rights of shareholders and Proposal 3g to change the shareholder vote required to approve certain significant corporate actions from two-thirds of all outstanding shares entitled to vote to a majority of all outstanding shares entitled to vote, require the affirmative vote of two-thirds of our shares of common stock entitled to vote. Only those proposals to amend the certificate of incorporation that are approved by the required shareholder vote will be included in the restated certificate filed with the New York Secretary of State.
Summary of Proposals
Proposal 3a: Enlarge Our Business Purpose
The business purpose of Corning as stated in our current certificate of incorporation is to supply, sell and furnish gas to the towns of Corning and Erwin and the county of Steuben in New York State. The restated certificate permits the company to engage in any activity allowed under New York law. Although Corning has no plans at this time to change our business activities, the board believes it is appropriate to provide for a broad business purpose in keeping with the practice of modern business corporations and to provide the company with flexibility of business activity that may be desired in the future.

Proposal 3a to amend the certificate of incorporation to enlarge our business purpose requires the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Annual Meeting to become effective.
Proposal 3b: Increase the Authorized Shares of Common Stock and Reduce the Par Value of Common Stock
Our certificate of incorporation currently authorizes 1.0 million shares of common stock. Proposal 3b increases the shares of common stock authorized to 3.5 million. The board believes that the proposed increase in authorized common stock is necessary for our future growth and success.
If Proposal 3e is approved, shareholders will not have preemptive rights to subscribe for additional shares of stock and our board may issue additional shares for proper business purposes without the time and expense of holding a special meeting of shareholders to obtain shareholder approval, expect when shareholder approval is otherwise required by New York law. The authorization of additional shares of common stock would not immediately dilute the percentage of stock ownership, book value and voting rights of the current holders of common stock, but to the extent additional shares are issued in the future, these shares will decrease existing shareholder percentage ownership and voting rights.
The additional shares of common stock proposed will have identical rights and privileges as currently outstanding shares of common stock. The additional shares will provide Corning with the flexibility to issue shares from time to time as may be desirable for our business, such as raising capital for ongoing operations, business and asset acquisitions, stock splits and dividends, attracting and retaining employees by the issuance of shares under incentive compensation plans and other appropriate business purposes. We are currently in the process of raising capital by offering additional shares of common stock to our shareholders.
If Proposal 3b is approved, the par value of each authorized share of common stock will be reduced from $5.00 to $0.10 per share, thereby, taking into account the increase in our authorized shares, reducing the stated capital of the company from $5 million to $400,000. Historically, the concept of par value served to protect purchasers of stock and creditors by ensuring that a company received at least the par value as consideration for the issuance of stock. Today, companies issue stock at prices which bear no discernible relationship to par value and the common practice of publicly-held companies is to have a nominal par value per share. The reduction in par value of Corning’s stock also significantly reduces the New York Secretary of State’s fee for increasing our authorized shares.
The reduction in the par value of Corning’s common stock would reduce our common stock account by approximately $4.6 million on our balance sheet and be accompanied by a corresponding increase in the other paid-in (or surplus) capital account. The reduction in par value would reduce the amount required to be carried by the company as capital, thereby increasing our surplus capital available for various corporate purposes, including dividends and distributions. However, we currently have no plans to declare a dividend or distribution.

If this Proposal 3b is approved by our shareholders, certificates representing shares of Corning’s common stock, $5.00 par value per share, issued and outstanding prior to the effective date of filing the restated certificate with the New York Secretary of State will be changed to represent the same number of shares of Corning’s common stock, par value $0.10 per share, as prior to filing the restated certificate of amendment. Existing certificates will not be exchanged for new certificates. Please do not return any certificate to Corning.
Proposal 3b to amend the certificate of incorporation to increase our authorized shares of common stock and reduce the par value of the common stock requires the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Annual Meeting to become effective.
Proposal 3c: Authorize Shares of Preferred Stock
Our current certificate of incorporation does not provide for preferred stock. Proposal 3c authorizes 500,000 shares of preferred stock. Pursuant to this proposal, the board will have the right to issue, without additional shareholder approval, up to 500,000 shares of what is commonly referred to as “blank check” preferred stock, or preferred stock of which the board can fix by resolution the series, number of shares of any series, and the rights, powers, designations, preferences and limitations of any series as permitted by New York law. The board believes that blank check preferred stock will provide Corning with greater flexibility in structuring acquisitions, joint ventures, capital raising transactions and other corporate purposes. The issuance of blank check preferred stock could also dilute the stock ownership or voting power of persons seeking to gain control of the company, making it more difficult for a third party to effect a change in control. Similarly, the issuance of preferred shares to persons allied with our management could make it more difficult to remove current management by diluting the stock ownership or voting rights of persons seeking to cause their removal. The board is not aware of any attempt, or contemplated attempt by any person to acquire control of Corning and this amendment is not being proposed as an anti-takeover device.
If the amendment authorizing blank check preferred stock is approved, our board will have the authority to determine, among other things,
•	the designation of the series, which may be by distinguishing number, letter or title,

•	the number of shares of the series, which the board may thereafter (except as provided in the preferred stock designation) increase or decrease, but not below the number of shares of the series then outstanding,

•	the amounts payable on, and the preferences, if any, of the shares of the series in respect of dividends, and whether dividends, if any, will be cumulative or noncumlative,

•	dates at which dividends, if any, will be payable,

•	the redemption rights and price or prices, if any, for shares of the series,

•	the terms and amounts of any sinking fund provided for the purchase of redemption of shares of the series,

•	the amounts payable on, and the preferences, if any, of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the company,

•	whether the shares of the series will be convertible into or exchangeable for shares of any other class of series, or any other security, of Corning or any other company, and, if so, the specification of such other class or series or other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which the shares will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made,

•	the restrictions on the issuance of shares of the same series or of any other class or series, and

•	the voting rights, if any, of the holders of shares of the series.
The effect of the issuance of shares of preferred stock cannot be determined until the board designates the specific rights of the preferred stock being issued. However, the effects may include, among other things, restricting dividends on our common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock.
Proposal 3c to amend the certificate of incorporation to authorize shares of preferred stock requires the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Annual Meeting to become effective.
Proposal 3d: Limit the Personal Liability of Directors
Proposal 3d limits the personal liability of directors to the fullest extent allowed by New York law. Our current certificate of incorporation does not include any provision for limiting or eliminating the personal liability of directors, although our current, and proposed, by-laws do contain such provisions. Our board believes that this amendment to the certificate of incorporation is in the best interests of Corning because it will help us attract and retain qualified and desirable candidates for director.
Under New York law, members of the board of directors owe certain fiduciary duties to a company and its shareholders, including the duty to act in good faith and with the degree of care that a reasonable person in a like position would use under similar circumstances. In appropriate cases, a company or its shareholders may bring an action to recover monetary damages from directors for a breach of their duties, including the duty of care. An action may also be brought seeking equitable relief enjoining or rescinding a transaction resulting from such a breach. The restated certificate of incorporation will limit the liability of directors to Corning or our shareholders for monetary damages arising out of the directors’ breach of their fiduciary duty of care, such as for negligence or gross negligence. However, under New York law, a director is still liable for monetary damages if a judgment or other final adjudication against him or her establishes (i) acts committed in bad faith, (ii) intentional misconduct, (iii) a knowing violation of law, (iv) personal financial gain or other advantage to which the director was not legally entitled, (v) willful or negligent conduct in declaring dividends or other distributions, (vi) repurchasing stock out of other than lawfully available funds under Section 513 of New York business corporation law, (vi) improper distribution of assets to shareholders after dissolution, or (vii) making any loan contrary to Section 714 of New York business corporation law.
Proposal 3d does not entirely eliminate the duty of care of directors; rather, it only eliminates monetary damage awards resulting from a breach of that duty in some cases. In the event of a breach of the duty of care, shareholders or Corning will have the right to bring an action seeking equitable relief, although, as a practical matter, equitable remedies may not be available in certain circumstances such as after a transaction has been effected. This amendment to the certificate of incorporation also will not limit directors’ liability for claims arising in connection with violations of federal securities laws and other federal laws which preempt state laws. The liability of directors is limited only for future conduct and will not limit liability for conduct which predates the filing of the restated certificate of incorporation. Corning is not aware of any pending or threatened litigation, nor has it recently engaged in any litigation, which has or would involve the type of liability of directors which would be protected by this amendment to the certificate of incorporation.
Proposal 3d to amend the certificate of incorporation to limit the personal liability of our directors requires the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Annual Meeting to become effective.
Proposal 3e: Eliminate Preemptive Rights
Our current certificate of incorporation grants preemptive rights which entitle holders of our common stock, upon the issuance of common stock or granting of the right to purchase common stock by Corning, the right to purchase the number of shares of common stock proportionate to their respective ownership interest of common stock. Shares are expressly not subject to preemptive rights if they are issued to effect a merger or consolidation or to satisfy existing conversion or option rights. New York law also exempts from preemptive rights shares issued or optioned to directors, officers or employees. The board of directors believes it is in the best interests of Corning to remove all preemptive rights of shareholders by including a provision in the restated certificate of incorporation specifically eliminating such rights.
The board believes the preemptive rights currently granted to the company’s shareholders will make it extremely difficult for Corning to raise additional capital as needed through future public offerings or private placements.
New York law grants shareholders dissenting from the elimination of preemptive rights the right to receive payment for their shares. The following is a summary of these dissenting shareholder rights and is not meant to be a full statement of the law. This summary is qualified in its entirety by reference to the full text of Sections 623 and 910 of New York business corporation law, which is attached as Annex C to this proxy statement.
Any Corning shareholder who objects to the amendment of the certificate of incorporation to eliminate preemptive rights will have the right to dissent from the amendment and demand payment of the “fair value” of his or her shares of Corning’s common stock, as determined in accordance with Sections 623 and 910 of New York business corporation law. In order to perfect these rights, a dissenting shareholder must file a written notice of election to dissent before the scheduled vote on the amendment and must otherwise comply with the procedures set forth in Section 623 of New York business corporation law. Any failure by a dissenting shareholder to comply with the procedures contained in New York business corporation law Section 623 will result in an irrevocable loss of his or her dissenter’s rights. Any Corning shareholder who wishes to exercise dissenter’s rights is encouraged to seek advice from his or her legal counsel.
If this proposal is approved by our shareholders, but preemptive rights are exercised by the holders of more than 5% of our outstanding common stock, our board may determine, in its discretion, not to include the elimination of preemptive rights amendment in the restated certificate that is filed with the New York Secretary of State. In making this determination, the board will take into account the number of shares exercising preemptive rights, the cost to Corning of paying dissenting shareholders the fair value of their shares and the impact of this cost on Corning’s overall financial condition.
Proposal 3e to amend the certificate of incorporation to eliminate preemptive rights requires the affirmative vote of two-thirds of our shares of common stock entitled to vote to become effective.
Proposal 3f: Allow Shareholders to Act by Less than Unanimous Written Consent
Under New York law, unless the certificate of incorporation expressly permits the holders of outstanding shares having not less than the minimum number of votes necessary to approve a matter at a meeting of shareholders to take actions by written consent, these actions must be signed by all shareholders entitled to vote on the matter. Corning’s current certificate does not currently permit actions by less than unanimous written consent of shareholders.
The board believes it is in the best interests of Corning to include in the restated certificate a provision allowing an action by written consent to be taken by the shareholders entitled to approve the matter at a meeting of shareholders. It is the common practice of modern publicly-held companies to allow for actions by less than unanimous written consent of shareholders as it is not feasible to obtain the signature of all holders of outstanding stock of a public company. This amendment to the certificate of incorporation will afford us greater flexibility to take appropriate corporate actions and potentially save the unnecessary time and expense of calling a special shareholders meeting. Under New York law, notice of any action taken by less than unanimous written consent of shareholders will be promptly given to those shareholders who have not consented in writing to the action.
Proposal 3f to amend the certificate of incorporation to allow shareholders to act by less than unanimous written consent requires the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Annual Meeting to become effective.
Proposal 3g: Change the Shareholder Vote Required to Approve Certain Corporate Actions
Our current certificate of incorporation requires a shareholder vote of two-thirds of all outstanding shares to approve a merger, consolidation, the sale, lease, exchange or other disposition of all or substantially all assets, a share exchange or the dissolution of the company. Proposal 3g changes the vote required to approve these actions to a majority of all outstanding shares.

Under New York law, all companies organized after February 21, 1998 require the affirmative vote of a majority of outstanding shares to approve a merger, consolidation, the sale, lease, exchange or other disposition of all or substantially all assets, a share exchange or the dissolution of the company unless a company’s certificate of incorporation includes a provision specifically requiring a greater vote. Corning’s current certificate of incorporation does not include any such provisions. However, because Corning was formed in 1904, before amendments to New York business corporation law changed the vote required to approve these corporate actions, a two-thirds vote of all outstanding shares of Corning is still required.
Currently, many companies have eliminated supermajority voting requirements to approve corporate actions. Many shareholders believe that eliminating such provisions increases a board’s accountability to its shareholders. The current board of directors of Corning believes that it is in the best interest of Corning’s shareholders to lower the voting threshold to approve such corporate actions, providing shareholders with greater power to influence important company actions. However, we currently have no plans to effect any extraordinary corporate actions.
Proposal 3g to amend the certificate of incorporation to change the shareholder vote required to approve certain corporate actions requires the affirmative vote of two-thirds of our shares of common stock entitled to vote to become effective.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote FOR Proposals 3a, 3b, 3c, 3d, 3e, 3f and 3g and approve the restated certificate of incorporation in its entirety.

Proposal Four:
Approval of Amendments to Bylaws
General
On February 22, 2007, our board of directors unanimously approved and recommends that the shareholders approve amendments to Corning’s by-laws. A copy of the amended by-laws reflecting all revisions made to Corning’s prior by-laws is attached to this proxy statement as Annex D.
This proposal provides you with a brief summary of the significant amendments contained in the amended by-laws. Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire proxy statement and the text of the amended by-laws before you decide how to vote.
Summary of Significant Changes
The board of directors is proposing to amend and update Corning’s by-laws to reflect the current state of New York law. For example, certain provisions of the by-laws have been amended to allow for electronic notice to shareholders and directors regarding shareholder meetings and special meetings of the board. In addition, the board has removed unnecessary language appearing in various sections of the prior by-laws. For instance, the language describing the order of business at annual meetings of shareholders was removed in its entirety. Other significant changes include:
•	The provision permitting voting by voice at shareholders’ meetings was removed because it is not appropriate for a publicly held company.

•	Section 1 of Article III was amended to change the number of directors to no less than three and no more than nine. The previous number of directors was no less than three and no more than seven. The board retains the authority to fix by resolution the number of directors, currently seven, within such limits.

•	Article III was amended to allow for the removal of any director for cause by either the board of directors or the holders of a majority of the shares entitled to vote at an election of directors to help assure proper corporate governance.

•	Article V was amended to change the period in which the board may fix a time as a record for the determination of shareholders entitled to receive any dividend, distribution, rights or interests.

•	Section 3 of Article VII was eliminated so that shareholder approval is not required to approve director approved amendments to the by-laws when such approval is not required by New York law.

•	The indemnification provisions have been expanded as permitted by New York law, including extending indemnification rights to employees and agents of Corning and providing for payment of expenses incurred by officers and directors in defense of any civil, criminal or investigative proceeding relating to the company.

Vote Required
In order for the amendments to the by-laws to become effective, the proposal for their adoption must receive the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Annual Meeting.
The Board of Directors unanimously recommends that you vote FOR the adoption of amendments to the by-laws.

THE BOARD OF DIRECTORS
The nomination of the each nominee for director was approved by the board of directors. Certain information about the nominees to be elected at the Annual Meeting is set forth below.

Name	Age	Position	Director Since
Matthew C. Benesh	51	Director Nominee	Nominee

Michael I. German	56	Chief Executive Officer, President and Director	2006

Ted W. Gibson	64	Director	2006

Richard M. Osborne	61	Chairman of the Board and Director	2006

Stephen G. Rigo	60	Director Nominee	Nominee

Thomas J. Smith	62	Director	2006

George J. Welch	61	Director Nominee	Nominee
Matthew C. Benesh is the director of municipal utilities for electric, gas and water systems in Bath, New York. Mr. Benesh serves on the New York Municipal Power Agency board of directors and is chairman of the Municipal Electric Utility Association (MEUA) Engineering Committee and a MEUA advisory board member. He is a member of numerous electric, natural gas, water, and sewer trade organizations affiliated with public utilities in New York State. He also serves on the board of the Village of Bath housing authority.
Michael I. German is our chief executive officer and president and has served as a director since November 2006. Prior to joining Corning, he served as senior vice president, utility operations for Southern Union Company where he was responsible for gas utility operations in Missouri, Pennsylvania, Rhode Island and Massachusetts. From 1994 to 2005, Mr. German held several senior positions at Energy East Corporation, a publicly-held energy services and delivery company, including president of several utilities.
Richard M. Osborne is our chairman of the board of directors and has served as a director since November 2006. He has served as chairman of the board, chief executive officer and a director of John D. Oil and Gas Company, a publicly-held oil and gas exploration company, since September 1998. Mr. Osborne is president and chief executive officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery. He is also the chairman of the board of directors of Energy West Incorporated, a publicly-held public utility company.
Ted W. Gibson has been a director since November 2006. He serves as the chief executive officer of Classic City Mechanical, an underground utility business. Mr. Gibson is also a corrosion specialist in the National Association of Corrosion Engineers and a graduate of the Georgia Institute of Technology — Mechanical Engineer. Mr. Gibson previously served as captain in the Marine Corps.

Stephen G. Rigo is executive vice president of two Ohio regulated intrastate gas pipeline companies, Orwell-Trumbell Pipeline Co., LLC and Cobra Pipeline Co., Ltd., and three unregulated natural gas marketing companies. Mr. Rigo’s responsibilities include new business acquisitions, commodity pricing and purchasing, management of regulatory affairs, and corporate administration. His business career spans over 25 years in the energy industry including upper management positions with The Standard Oil Company and BP America.
Thomas J. Smith has served as a director since December 2006. In April 2006, Mr. Smith began serving as President of Orwell Natural Gas and North East Ohio Natural Gas, local natural gas distribution companies. From 1998 through April 2006, Mr. Smith was president and chief operating officer of John D. Oil and Gas Company, a publicly-held oil and gas exploration company. Mr. Smith remains a director of John D. Oil and Gas. Mr. Smith is also a director of Energy West Incorporated, a publicly-held public utility company.
George J. Welch is a partner in the law firm of Welch & Zink in Corning, New York. Mr. Welch’s practice concentrates on business transactions and real estate. He is currently an active director or member in many community organizations, including a local economic development organization, a community foundation and PaneLogic, Inc.
Director Independence
The board of directors has determined and confirmed that each of Mr. Benesh, Mr. Gibson, Mr. Rigo, Mr. Smith and Mr. Welch do not have a material relationship with Corning that would interfere with the exercise of independent judgment and are independent as defined by the applicable laws and regulations and the listing standards of the New York Stock Exchange.
Director Compensation
In fiscal year 2006, the annual compensation for our directors was $7,000. In addition, directors were paid $500 for each board meeting attended. The chairmen of the board of the executive, audit and compensation committees also received an annual fee of $1,500 for their service. Committee members other than the chairmen were paid $1,000 annually to serve on the executive and compensation committees and audit committee members were paid $1,500 annually; provided, however, that no committee chairman or member could receive more than $2,000 annually for service on committees, regardless of the number of committees on which he served.
On January 24, 2007, our board of directors agreed to change the compensation for all board members in the next fiscal year. Directors who are not also officers will receive 50 shares of our common stock for each quarter of service as a director. Directors who also serve as officers of Corning will not be compensated for their service as directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Our officers, directors and greater than 10% shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on review of copies of reports furnished to us or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met timely during the most recent fiscal year.
Attendance of the Board of Directors at Meetings
The board of directors met eight times in the last fiscal year. All members of the board of directors participated in at least 75% of all board of directors and applicable committee meetings in the last fiscal year.
Corning strongly encourages members of the board of directors to attend annual meetings of shareholders. Three members of the board of directors attended the 2006 Annual Meeting of Shareholders held on February 7, 2006.
Committees of the Board of Directors
Compensation Committee. During fiscal 2006, our board of directors had a standing compensation committee consisting of Bradford J. Faxon and Thomas H. Bilodeau, each a former director, and Robert J. Pollock. The compensation committee was responsible for reviewing officer performance and duties and determining appropriate compensation for executive officers. The committee met once during fiscal 2006. On November 30, 2006, Mr. Faxon and Mr. Bilodeau resigned from our board of directors and the compensation committee was disbanded.
The members of our prior board of directors, Thomas K. Barry, Mr. Bilodeau, Mr. Faxon, Mr. Pollock and Kenneth J. Robinson, unanimously approved the employment agreement of Michael I. German, our president and chief executive officer. Although our current board of directors does not necessarily agree with all of the decisions made by the prior board and compensation committee regarding the compensation of executive officers, we believe that Mr. German’s employment agreement and compensation package, including both salary and stock options, was necessary and appropriate to attract an executive of his caliber to Corning.
Although we do not presently have a compensation committee, our board of directors intends to form a compensation committee following the election of directors at the 2007 Annual Meeting to review compensation issues and administer our 2007 stock plan.
Audit Committee. A description of the audit committee is contained in the audit committee report beginning on page 25.
Director Nominating Process
Our board of directors does not have a nominating committee. Instead, the board believes it is in the best interests of Corning to rely on the insight and expertise of all directors in the nominating process.

Our chairman of the board or president and chief executive officer generally recommends qualified candidates for director to the full board and nominees are approved by a majority of our board members. Nominees are not required to possess specific skills or qualifications, however, nominees are recommended and approved based on various criteria including relevant skills and experience, personal integrity and ability and willingness to devote their time and efforts to Corning. Qualified nominees are considered without regard to age, race, color, sex, religion, disability or national origin. We do not use a third party to locate or evaluate potential candidates for director.
The board of directors considers nominees recommended by shareholders according to the same criteria. A shareholder desiring to nominate a director for election at our 2008 annual meeting of shareholders must deliver a notice to our secretary at our principal executive office no earlier than [                  ], 2008, and no later than [                  ], 2008. The notice must include as to each person whom the shareholder proposes to nominate for election or re-election as director:
•	the name, age, business address and residence address of the person,

•	the principal occupation or employment of the person,

•	the written consent of the person to being named in the proxy as a nominee and to serving as a director,

•	the class and number of our shares of stock beneficially owned by the person, and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of director pursuant to Rule 14a under the Exchange Act;
and as to the shareholder giving the notice
•	the name and record address of the shareholder, and

•	the class and number of our shares beneficially owned by the shareholder.
We may require any proposed nominee to furnish additional information reasonably required by us to determine the eligibility of the proposed nominee to serve as our director.
Shareholder Communications with Directors
A shareholder who wishes to communicate directly with the board, a committee of the board or with an individual director, should send the communication to
Corning Natural Gas Corporation
Board of Directors [or committee name or director’s name, as appropriate]
330 West William Street
Corning, New York 14830
We will forward all shareholder correspondence about Corning to the board, committee or individual director, as appropriate.

Code of Business Conduct and Ethics
Corning has a Code of Business Conduct and Ethics that applies to all employees, including our chief executive officer and our chief financial officer who also serves as our principal accounting officer. This Code of Business Conduct and Ethics is available on our website at www.corninggas.com and is attached to this proxy statement as Annex E. Any amendments or waivers to the Code of Business Conduct and Ethics that apply to our chief executive officer or chief financial officer will be promptly disclosed to our shareholders.
AUDIT COMMITTEE REPORT
In accordance with its written charter that was approved and adopted by our board, our audit committee assists the board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. The audit committee is directly responsible for the appointment of Corning’s independent public accounting firm and is charged with reviewing and approving all services performed for Corning by the independent accounting firm and for reviewing the accounting firm’s fees. The audit committee reviews the independent accounting firm’s internal quality control procedures, reviews all relationships between the independent accounting firm and Corning in order to assess the accounting firm’s independence, and monitors compliance with Corning’s policy regarding non-audit services, if any, rendered by the independent accounting firm. In addition, the audit committee ensures the regular rotation of the lead audit partner.
In the last fiscal year, the audit committee was comprised of Bradley J. Faxon and Thomas H. Bilodeau, each a former director, and Robert J. Pollock. The audit committee met once in the past fiscal year.
The audit committee is currently comprised of Mr. Smith, who serves as chairman of the committee, Mr. Gibson and Mr. Osborne. Mr. Gibson and Mr. Smith are “independent directors” as defined in the New York Stock Exchange listing standards. The board of directors has determined that Mr. Smith meets the qualifications for designation as a financial expert as defined in SEC rules.
The board of directors adopted an amended and restated audit committee charter to more fully comply with requirements applicable to the audit committee pursuant to §202 of the Sarbanes-Oxley Act of 2002 and applicable SEC rules. The revised audit committee charter is attached to this proxy statement as Annex F. The audit committee reviews and reassess its charter as needed from time to time and will obtain the approval of the board for any proposed changes to its charter.
The audit committee oversees management’s implementation of internal controls and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process and report the information required for public disclosure. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements with management. The audit committee also discussed with our independent accounting firm the matters required by Statement on Auditing

Standards No. 61, “Communication with Audit Committees.” The audit committee reviewed with Rotenberg & Co. LLP, our independent accounting firm who is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with the audit committee pursuant to generally accepted auditing standards.
In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent accounting firm a formal written statement describing all relationships between the independent accounting firm and us that might bear on the accounting firm’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the accounting firm any relationships that may impact its objectivity and independence. In considering the accounting firm’s independence, the audit committee also considered whether the non-audit services performed by the accounting firm on our behalf were compatible with maintaining the independence of the accounting firm.
In reliance upon the audit committee’s reviews and discussions with management and our independent accounting firm, the audit committee recommended to the board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2006, for filing with the SEC.

Audit Committee
Thomas J. Smith
Ted W. Gibson
Richard M. Osborne
Principal Accounting Firm Fees and Services
The following is a summary of the aggregate fees billed to us for the fiscal years ended September 30, 2005 and September 30, 2006, by our independent registered public accounting firm, Rotenberg & Co. LLP, Certified Public Accountants of Rochester, New York.

	2005	2006
Audit Fees	$100,881	$85,100
Audit-Related Fees	—	—
Tax Fees	15,500	30,500
All Other Fees	—	—
Total	$116,381	$115,500
Audit Fees. These are fees for professional services rendered by Rotenberg & Co. for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, and services that are typically rendered in connection with statutory and regulatory filings or engagements.
Audit-Related Fees. There were no fees billed by Rotenberg & Co. for audit-related fees for the fiscal years ended September 30, 2006 and 2005.

Tax Fees. These are fees for professional services rendered by Rotenberg & Co. with respect to tax compliance, tax advice and tax planning. These services include the review of tax returns and consulting on tax planning matters.
All Other Fees. There were no fees billed by Rotenberg & Co. for other services not described above for the fiscal years ended September 30, 2006 and 2005.
The audit committee authorized the payment by us of the fees billed to us by Rotenberg & Co. in fiscal 2006 and 2005. The decision to engage Rotenberg & Co. LLP was approved by the audit committee. The audit committee has considered whether the provision of non-audit services is compatible with maintaining Rotenberg & Co. LLP’s independence. Rotenberg & Co. has no direct or indirect financial interest in Corning in the capacity of promoter, underwriter, voting director, officer or employee.
Rotenberg & Co. has also been selected as our auditors for the ensuing fiscal year. Representatives of Rotenberg & Co. will attend the Annual Meeting to answer appropriate questions and make statements if they desire.

EXECUTIVE OFFICERS
Set forth below are the names, ages, positions and certain other information concerning our current executive officers:

Name	Age	Position
Michael I. German*	56	Chief Executive Officer, President and Director

Joel D. Moore	49	Vice President — Operations

Firouzeh Sarhangi	48	Chief Financial Officer

Stanley G. Sleve	56	Vice President — Administration and Secretary

*	Biographical information for Mr. German can be found under “Board of Directors.”
Joel D. Moore serves as our vice president — operations. Mr. Moore, a licensed professional engineer, joined Corning in September 2005. Prior to joining Corning, Mr. Moore provided gas engineering consulting services for Corning for approximately a year through Integrity Engineering PLLC. Mr. Moore was employed by New York State Electric & Gas Corporation as a gas pipeline engineer and field planner from 1986 through 1999 at which time he founded Integrity Engineering PLLC.
Firouzeh Sarhangi was appointed as chief financial officer of Corning in 2006. From February 2004 until her appointment as CFO, she served as vice president — finance of Corning. Previously, she was president of Corning’s Tax Center International (TCI), subsidiary, a company she founded and operated until Corning purchased TCI in 1998. Ms. Sarhangi has had twenty-four years of public accounting experience and recently served on the Advisory Board of the Commissioner of the U.S. Treasury.
Stanley G. Sleve serves as our vice president — administration and secretary. He joined Corning in January 1998 and has overseen a variety of corporate operations. He is currently responsible for customer service, facilities management, human resources, information technology, gas supply and community relations.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
The following table summarizes the compensation paid by us to our former chairman, president and chief executive officer, our former executive vice president and our most highly compensated executive officers.

	Annual Compensation
				All
Name and	Fiscal			Other
Principal Position	Year	Salary	Bonus	Compensation *
		($)	($)	($)
Thomas K. Barry	2006	222,929	2,398	24,791
Former Chairman of the Board,	2005	219,178	10,907	17,000
Chief Executive Officer and President	2004	211,766	3,821	15,500

Kenneth J. Robinson	2006	169,183	—	21,766
Former Executive Vice President	2005	160,374	—	16,500
	2004	154,951	10,288	15,000

Joel D. Moore	2006	142,724	—	4,282
Vice President — Operations	2005	48,505	—	79,729
	2004	—	—	31,500

Firouzeh Sarhangi	2006	107,832	—	3,235
Chief Financial Officer	2005	42,922	—	—
	2004	—	—	—

*	The amounts reported include the following 401(k) matching contributions by Corning in fiscal 2006: (i) Barry — $6,691; (ii) Robinson — $4,166; (iii) Moore — $4,282; and (iv) Sarhangi - $3,235. The remainder of the amounts reported for Mr. Barry and Mr. Robinson in 2006, 2005 and 2004 represents directors fees. For Mr. Moore, amounts reported in 2005 and 2004 represent amounts paid to a company owned by Mr. Moore which served as a consultant to us.
Option Grants in Last Fiscal Year
We did not grant any options to our most highly compensated executive officers during the year ended September 30, 2006.
Benefit Plans
Corning maintains the Corning Natural Gas Corporation Employees Savings Plan. All non-union employees of Corning who work for more than 1,000 hours per year and who have completed one year of service may enroll in the Savings Plan at the beginning of each calendar quarter. Under the Savings Plan, participants may contribute up to 50% of their wages. For non-union employees, Corning will match one-half of the participant’s contributions up to a total of

3% of the participant’s wages. Matching contributions vest in the participants at a rate of 20% per year and become fully vested after five years. All participants may select one of ten investment plans, or a combination thereof, for their account. Distribution of amounts accumulated under the Savings Plan occurs upon the termination of employment or death of the participant. The Savings Plan also contains loan and hardship withdrawal provisions.
Pension Plan
The following table provides the estimated annual benefits payable under Corning’s Pension Plan upon retirement in specified compensation and years of service classifications.

	Years of Service
Salary	15	20	25	30	35

$125,000	$34,932	$46,442	$58,053	$69,663	$75,468
150,000	41,861	55,814	69,768	83,722	90,698
175,000	48,890	65,187	81,484	97,780	105,929
200,000	55,919	74,559	93,199	111,839	121,159
225,000	62,949	83,932	104,915	125,897	136,389
Our Pension Plan is capped at the amounts shown for $225,000, so no additional amounts are payable for employees earning more than $225,000 annually. The benefit payable under the Pension Plan is calculated based upon the employee’s average salary for the four years immediately preceding his retirement. The compensation covered by the Pension Plan includes only base salary, identified in the Summary Compensation Table as “Salary.” Mr. Barry and Mr. Robinson retired in 2006 with credited 30 years of service each under the Pension Plan. The estimated credited years of service for Mr. Moore and Ms. Sarhangi at the end of the last fiscal year were one year and eight years, respectively.
Employment Agreements
Pursuant to his employment agreement, Michael I. German will serve as president and chief executive officer of Corning for a period of three years, with an automatic renewal for successive one year periods thereafter. Mr. German will also receive 75,000 options to purchase common stock of Corning for a price of $15.00 per share under the 2007 stock plan upon the approval of the plan by the shareholders. The employment agreement provides termination payments to Mr. German in the event of a change in control of Corning or other termination of Mr. German’s employment. The employment agreement also contains standard confidentiality, non-competition and non-solicitation provisions for a period including Mr. German’s employment and the twelve months immediately following the date of the termination of his employment.

PRINCIPAL SHAREHOLDERS
The following table sets forth, as of April 5, 2007, information regarding the beneficial ownership of our common stock, by each shareholder known by us to be the beneficial owner of more than 5% of our stock, each director and director nominee, each executive officer, and all our directors, director nominees and executive officers as a group.

		Common Stock
		Right to
Names and Address (1)(2)	Shares	Acquire (3)	Percentage
Richard M. Osborne (4)	99,132	—	19.6%

Gabelli Funds, LLC	58,700	—	11.6%
One Corporate Center
Rye, NY 10580

Michael I. German	57,661	—	11.4%

Gabelli Advisors, Inc.	15,000	—	3.0%
One Corporate Center
Rye, NY 10580

Firouzeh Sarhangi	2,388	—	*

George J. Welch (5)	1,459	—	*

Stanley G. Sleve	1,157	—	*

Matthew C. Benesh	—	—	—

Ted W. Gibson	—	—	—

Joel D. Moore	—	—	—

Robert J. Pollock	—	—	—

Stephen G. Rigo	—	—	—

Thomas J. Smith	—	—	—

All directors, director nominees and executive officers as a group (11 individuals)	161,797	—	31.9%

*	Less than 1 percent

(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of capital stock owned.

(2)	Unless otherwise indicated, the address of each beneficial owner is c/o Corning Natural Gas Corporation, 330 West William Street, Corning, New York 14830.

(3)	Shares of common stock the directors and executive officers have the right to acquire through stock options that are or will become exercisable within 60 days.

(4)	All shares owned by the Richard M. Osborne Trust, an Ohio trust of which Mr. Osborne is the sole trustee.

(5)	Shares beneficially owned by Vincent J. Welch Trust, of which Mr. Welch is one of three trustees having voting and investment powers.

PERFORMANCE GRAPH
The following graph compares the cumulative total return on our common stock with the cumulative total return of the Dow Jones Wilshire 5000 Index and DJ Wilshire Gas Distribution Index. Cumulative total return for each of the periods shown in the graph is calculated from the last sale price of our common stock at the end of the period.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Corning Natural Gas Company, The Dow Jones Wilshire 5000 Index
And The DJ Wilshire Gas Distribution Index

*	$100 invested on 9/30/01 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The law firm of Rich May, a professional corporation, previously served as our general corporate counsel. Thomas H. Bilodeau’s son is currently a shareholder of the firm. Thomas Bilodeau was a member of our board of directors until he resigned effective November 30, 2006. In fiscal 2006, we paid Rich May $267,815.17 for legal services.
In November 2006, Rich May requested that we issue two notes to the firm for legal fees in the principal amounts of $275,364.28 and $53,503.53, and sign a letter agreement regarding payment of the fees. At the time, Corning was in the midst of negotiating several significant transactions and the prior board felt it had no choice but to issue the notes to retain Rich May’s representation. The current board had concerns about the propriety of the notes when it learned of them, and we have not made payments required by both notes. Although we attempted to discuss the matter with Rich May, on February 13, 2007, the firm filed suit against Corning in Suffolk Superior Court in Suffolk County, Massachusetts, to collect on the notes (Civil Action No. 07-0666 B.L.S.). We filed to remove the case to the United States District Court of Massachusetts on March 5, 2007 (Case No. 1:07-CV-10443-WGY). We intend to defend this suit vigorously and on March 27, 2007 filed our answer and counterclaim alleging several affirmative defenses to Rich May’s claim and bringing counterclaims against the firm for legal malpractice and breach of fiduciary duty. Rich May has not yet responded to our counterclaims. Although we feel strongly that we have valid defenses to Rich May’s claims, litigation is inherently uncertain and we cannot predict the outcome of this dispute.
J. Edward Barry served as Corning’s president until he retired in 1987. Edward Barry is the father of Thomas K. Barry, who was Corning’s chairman, chief executive officer and president until November 30, 2006. In fiscal 2006 we paid Edward Barry $22,083 under his 1987 employment agreement with Corning. In addition, on May 10, 2006, Edward Barry was distributed $24,350 by Corning for the balance of his deferred compensation. We also paid Edward Barry $1,204 for interest on his loan to Corning for the period between October 2005 through May 2006. As Edward Barry was no longer involved in the business of Corning, we elected to discontinue further payments to him and terminated his employment agreement effective December 31, 2006.
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
A shareholder intending to present a proposal to be included in our proxy statement for our 2008 Annual Meeting of Shareholders must deliver a proposal, in accordance with the requirements of Rule 14a-8 under the Exchange Act, to our secretary at our principal executive office no later than [          ], 2008. A shareholder’s notice to the secretary must set forth as to each matter the shareholder proposes to bring before the meeting
•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the shareholder proposing such business,

•	the number of shares of our common stock that are beneficially owned by the shareholder, and

•	any material interest of the shareholder in such business.
OTHER MATTERS
Our board of directors is not aware of any other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the board of directors may recommend.
You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Stanley G. Sleve
Vice President – Administration
and Secretary
April [___], 2007

Annex A
Corning Natural Gas Corporation
2007 Stock Plan
Section 1 General Purpose of the Plan; Definitions.
     The name of the plan is the Corning Natural Gas Corporation 2007 Stock Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees and Directors of Corning Natural Gas Corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
     The following terms shall be defined as set forth below:
     “Act” means the Securities Exchange Act of 1934, as amended.
     “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.
     “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include, but not be limited to, Incentive Options, Non-Qualified Options, Restricted Stock Awards, Performance Stock Awards, Stock Appreciation Rights, and Dividend Equivalents.
     “Board” means the Board of Directors of the Company.
     “Cause” means, and shall be limited to, a vote of the Board to the effect that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company or an Affiliate are parties, (ii) any act (other than retirement, death or disability) or omission to act by the participant, including without limitation, the commission of any crime, which may have a material and adverse effect on the business of the Company or any Affiliate or on the participant’s ability to perform services for the Company or any Affiliate, or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Affiliate.
     “Change of Control” is defined in Section 14.
     “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     “Committee” means any Committee of the Board referred to in Section 2.
     “Disability” means any “permanent and total disability” as set forth in Section 22(e)(3) of the Code.
     “Director” means a member of the Board.
     “Dividend Equivalent” means a right, granted under Section 9 hereof, to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares or the excess of dividends paid over a specified rate of return. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.
     “Effective Date” means the date on which the Plan has both been adopted by the Board and approved by the Shareholders as set forth in Section 16.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.
     “Fair Market Value” on any given date means the closing price of the Shares on such date as determined by the Committee, unless the Committee in its sole discretion shall determine otherwise in a fair and consistent manner.
     “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
     “Non-Employee Director” means a member of the Board who: (i) is not currently an officer of the Company or any Affiliate; and (ii) does not receive compensation for services rendered to the Company or any Affiliate in any capacity other than as a Director.
     “Non-Qualified Option” means any Option that is not an Incentive Option.
     “Option” or “Stock Option” means any option to purchase Shares granted pursuant to Section 5.
     “Parent” means a “parent corporation” as defined in Section 424(e) of the Code.
     “Performance Stock Award” means Awards granted pursuant to Section 7.
     “Restricted Stock Award” means Awards granted pursuant to Section 6.
     “Share” means a share of common stock, $0.10 par value, of the Company, subject to adjustment pursuant to Section 3.
     “Shareholder” means the holder of a Share.
     “Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code.

Section 2 Administration of Plan; Committee Authority to Select Participants and Determine Awards.
     (a) Committee. The Plan shall be administered by a committee of not less than two Non-Employee Directors, as appointed by the Board from time to time, or, in the absence of such a committee, the entire Board (the “Committee”).
     (b) Powers of Committee. The Committee shall have the power and authority, subject to and within the limitations of the express provisions of the Plan, to grant Awards consistent with the terms of the Plan, including the power and authority:
     (i) to select the officers, employees and Directors of the Company and Affiliates to whom Awards may from time to time be granted;
     (ii) to determine the time or times of grant, and the extent, if any, of Incentive Options, Non-Qualified Options, Restricted Shares, Performance Stock Awards and Dividend Equivalents, or any combination of the foregoing, granted to any officer, employee or Director;
     (iii) to determine the number of Shares to be covered by any Award granted to an officer, employee or Director;
     (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan and the Code, of any Award granted to an officer, employee or Director, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;
     (v) to accelerate the exercisability or vesting of all or any portion of any Award granted to a participant;
     (vi) subject to the provisions of Section 5(b) and the Code, to extend the period in which Options granted may be exercised;
     (vii) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award granted to a participant shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and
     (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments) granted to a participant; and to decide all disputes arising in connection with and make all determinations it deems advisable for the administration of the Plan.

All decisions, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons, including the Company and Plan participants.
     (c) Award Agreements. Any Award granted by the Committee under the Plan shall be evidenced by a written agreement, contract, or other instrument or document in such form as the Committee may from time to time approve and signed by both the Company and the Award recipient.
Section 3 Shares Issuable under the Plan; Mergers; Substitution.
     (a) Shares Issuable. Subject to the provisions of Sections 3(b) and (c), the maximum number of Shares reserved and available for issuance under the Plan shall be 100,000. For purposes of this limitation, the Shares underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan so long as the participants to whom such Awards had been previously granted receive no benefits of ownership of the underlying Shares to which the Award related. Shares issued under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.
     (b) Share Dividends, Mergers, etc. In the event of any recapitalization, reclassification, split-up or consolidation of Shares, separation (including a spin-off), dividend on Shares payable in Shares, or other similar change in capitalization of the Company or a merger or consolidation of the Company or sale by the Company of all or a portion of its assets or other similar event, the Committee shall make such appropriate adjustments in the exercise prices of Awards, including Awards then outstanding, in the number and kind of securities, cash or other property which may be issued pursuant to Awards under the Plan, including Awards then outstanding, and in the number of Shares with respect to which Awards may be granted (in the aggregate and to individual participants) as the Committee deems equitable with a view toward maintaining the proportionate interest of the participant and preserving the value of the Awards.
     (c) Evergreen Share Reserve Increase. Notwithstanding Section 3(a), and subject to the provisions of Section 3(b), on the day of each annual meeting of the Shareholders of the Company, for a period of nine (9) years, commencing with the annual meeting of Shareholders in 2008, the aggregate number of Shares available for issuance under the Plan shall automatically be increased to the number of Shares equal to 15% of the Shares outstanding, if greater than the number of Shares then available for issuance under the Plan.
     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for Share and Share-based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or shares of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

Section 4 Eligibility.
     Participants in the Plan will be Directors and such full or part-time officers and other employees of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates and who are selected from time to time by the Committee, in its sole discretion.
Section 5 Options.
     Any Option granted under the Plan shall be in such form as the Committee may from time to time approve.
     Options granted under the Plan may be either Incentive Options or Non-Qualified Options. To the extent that any option does not qualify as an Incentive Option, it shall constitute a Non-Qualified Option.
     No officer, employee or Director shall be granted together Incentive Options and Non-Qualified Options under the Plan if the right to exercise one type of option is dependent upon or affects the right to exercise the other (“Tandem Incentive/Non-Qualified Options”).
     No Incentive Option may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
     The Committee in its discretion may grant Options to officers, employees or Directors of the Company or any Affiliate; provided, however, that Incentive Options may only be granted to employees of the Company, as that relationship is defined in Treasury Regulation 31.3401(c)-1. Options granted to officers, employees or Directors pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
     (a) Exercise Price. The per share exercise price of an Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant. The per share exercise price of an Incentive Option shall not be less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of shares of the Company or any Subsidiary or Parent and an Incentive Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.
     (b) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of shares of the Company or any Subsidiary or Parent and an Incentive Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

     (c) Exercisability; Rights of a Shareholder. Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Option. An optionee shall have the rights of a Shareholder only as to Shares acquired upon the exercise of an Option and not as to unexercised Options.
     (d) Method of Exercise. Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:
     (i) In cash, by certified or bank check or other instrument acceptable to the Committee;
     (ii) In the form of Shares that are not then subject to restrictions under any Company plan, if permitted by the Committee in its discretion. Such surrendered Shares shall be valued at Fair Market Value on the exercise date; or
     (iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection. The delivery of certificates representing Shares to be purchased pursuant to the exercise of the Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Option or applicable provisions of laws.
     (e) Non-transferability of Options. No Option shall be transferable by the optionee other than by will or by the laws of descent and distribution.
     (f) Termination by Death. If any optionee’s service with the Company and its Affiliates terminates by reason of death, the Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six (6) months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

(g) Termination by Reason of Disability.
     (i) Any Option held by an optionee whose service with the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve (12) months (or such longer period as the Committee shall specify at any time) from the date of such termination of service, or until the expiration of the stated term of the Option, if earlier.
     (ii) The Committee shall have sole authority and discretion to determine whether a participant’s service has been terminated by reason of Disability.
     (iii) Except as otherwise provided by the Committee at the time of grant or otherwise, the death of an optionee during a period provided in this Section 5(g) for the exercise of a Non-Qualified Option, shall extend such period for six (6) months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.
     (h) Termination for Cause. If any optionee’s service with the Company and its Affiliates has been terminated for Cause, any Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of service or until the expiration of the stated term of the Option, if earlier.
     (i) Other Termination. Unless otherwise determined by the Committee, if an optionee’s service with the Company and its Affiliates terminates for any reason other than death, Disability, or for Cause, any Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of service, for three (3) months (or such longer period as the Committee shall specify at any time) from the date of termination of service or until the expiration of the stated term of the Option, if earlier.
     (j) Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Share with respect to which Incentive Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed one hundred thousand dollars ($100,000).
     (k) Form of Settlement. Shares issued upon exercise of an Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

Section 6 Restricted Stock Awards.
     (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to officers, employees and Directors of the Company or any Affiliate. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, Shares subject to such restrictions and conditions as the Committee may determine at the time of grant in accordance with Code Section 83 (“Restricted Share”). Conditions may be based on continuing service and/or achievement of pre-established performance goals and objectives. In addition, a Restricted Stock Award may be granted to an officer, employee or Director by the Committee in lieu of any compensation due to such officer, employee or Director.
     (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the Shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock Award in such form as the Committee shall determine.
     (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a Shareholder with respect to the Restricted Share including voting and dividend rights, subject to transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing Restricted Shares shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.
     (d) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein.
     (e) Vesting of Restricted Shares. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Shares.

Section 7 Performance Stock Awards.
     (a) Nature of Performance Shares. A Performance Stock Award is an award entitling the recipient to acquire Shares upon the attainment of specified performance goals. The Committee may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. Performance Stock Awards may be granted under the Plan to officers, employees and Directors of the Company or any Affiliate, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Performance Stock Award; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance based plans of the Company in setting the standards for Performance Stock Awards under the Plan.
     (b) Restrictions on Transfer. Performance Stock Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.
     (c) Rights as a Shareholder. A participant receiving a Performance Stock Award shall have the rights of a Shareholder only as to Shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a share certificate evidencing the acquisition of Shares under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Committee).
     (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of service, a participant’s rights in all Performance Stock Awards shall automatically terminate upon the participant’s termination of service with the Company and its Affiliates for any reason (including, without limitation, death, Disability and for Cause).
     (e) Acceleration, Waiver, Etc. At any time prior to the participant’s termination of service with the Company and its Affiliates, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award; provided, however, that in no event shall any provision of the Plan be construed as granting to the Committee any discretion to increase the amount of compensation payable under any Performance Stock Award to the extent such an increase would cause the amounts payable pursuant to the Performance Stock Award to be nondeductible in whole or in part pursuant to Section 162(m) of the Code and the regulations thereunder, and the Committee shall have no such discretion notwithstanding any provision of the Plan to the contrary.
Section 8 Stock Appreciation Rights.
     (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is a right entitling the participant to receive cash or Shares having a fair market value equal to the appreciation in the Fair Market Value of a stated number of Shares from the date of grant, or in the case of rights granted in tandem with or by reference to an Option granted prior to the grant of such rights, from the date of grant of the related Option to the date of exercise. SARs may be granted to officers, employees or Directors of the Company or any Affiliate.
     (b) Terms of Awards. No employee may be granted together an Incentive Option and a SAR if the right to exercise the Incentive Option or the SAR is dependent upon or affects the right to exercise the other instrument (“Tandem Incentive Option/SAR”). Notwithstanding this general prohibition, an employee may be granted a Tandem Incentive Option/SAR if the SAR meets all of the following requirements:
     (i) the SAR expires no later than the expiration of the underlying Incentive Option;
     (ii) the SAR has a value of no more than 100% of the bargain purchase element of the underlying Incentive Option;
     (iii) the SAR is transferable only when the underlying Incentive Option is transferable and subject to the same conditions;
     (iv) the SAR may only be exercised when the underlying Incentive Option may be exercised; and
     (v) the SAR may only be exercised when the market price of the stock exceeds the exercise price of the Incentive Option.
In the event of an independent Award, or the award of a SAR in tandem with a Non-Qualified Option, the SAR shall be subject to the terms and conditions determined by the Committee.
     (c) Restrictions on Transfer. SARs shall not be transferred, assigned or encumbered, except that SARs may be exercised by the executor, administrator or personal representative of the deceased participant within six (6) months of the death of the participant (or such longer period as the Committee shall specify at any time) and transferred pursuant to a certified domestic relations order.
     (d) Payment Upon Exercise. Upon exercise of an SAR, the participant shall be paid the excess of the then Fair Market Value of the number of shares to which the SAR relates over the Fair Market Value of such number of shares at the date of grant of the SAR, or of the related Option, as the case may be. Such excess shall be paid in cash or in Shares having a Fair Market Value equal to such excess or in such combination thereof as the Committee shall determine.
Section 9 Dividend Equivalents.
     The Committee is authorized to grant Dividend Equivalents to the officers, employees and Directors of the Company or any Affiliate. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend

Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.
Section 10 Tax Withholding.
     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Share or other amounts received thereunder first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.
     (b) Payment in Shares. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:
     (i) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 10(b) and the actual tax withholding shall be made during the period beginning on the third (3rd) business day following the date of release of quarterly or annual summary statements of revenues and earnings of the Company and ending on the twelfth (12th) business day following such date. Alternatively, such election may be made at least six (6) months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;
     (ii) such election shall be irrevocable;
     (iii) such election shall be subject to the consent or disapproval of the Committee; and
     (iv) the Share(s) withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to an Award which has been held by the participant for at least six (6) months from the date of grant of the Award.
Section 11 Transfer, Leave of Absence, Etc.
     For purposes of the Plan, the following events shall not be deemed a termination of service:
     (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; and

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.
Section 12 Amendments and Termination.
     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.
Section 13 Status of Plan.
     With respect to the portion of any Award which has not been exercised and any payments in cash, Shares or other consideration not received by a participant, a participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.
Section 14 Change of Control Provisions.
     Upon the occurrence of a Change of Control as defined in this Section 14:
     (a) Each Stock Option shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.
     (b) Restrictions and conditions on Awards of Restricted Shares, Performance Shares and Dividend Equivalents shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the maximum amount of Shares subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.
     (c) Unless otherwise expressly provided at the time of grant, participants who hold Options shall have the right, in lieu of exercising the Option, to elect to surrender all or part of such Option to the Company and to receive cash in an amount equal to the excess of (i) the higher of (x) the Fair Market Value of a Share on the date such right is exercised and (y) the highest price paid for Shares or, in the case of securities convertible into Shares or carrying a right to acquire Shares, the highest effective price (based on the prices paid for such securities) at which such securities are convertible into Shares or at which Shares may be acquired, by any person or group whose acquisition of voting securities has resulted in a Change of Control of the Company over (ii) the exercise price per share under the Option, multiplied by the number of Shares with respect to which such right is exercised.
     (d) “Change of Control” shall mean the occurrence of any one of the following events:
     (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any Director, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries or the Richard M. Osborne Trust), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding shares of common stock of the Company (in either such case other than as a result of acquisition of securities directly from the Company);
     (ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or
     (iii) the Shareholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the Shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company;
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Shares or other Voting Securities outstanding, increases (x) the proportionate number of shares of Common Shares beneficially owned by any person to 40% or more of the shares of Common Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Shares or other Voting Securities (other than pursuant to a share split, share dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).
Section 15 General Provisions.
     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.
     (b) Delivery of Share Certificates. Delivery of Share certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a Share transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.
     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company, or any Subsidiary or Affiliate.
Section 16 Effective Date of Plan.
     The Plan shall become effective upon (i) its adoption by the Board, or any committee appointed by the Board with the authority to adopt the Plan on its behalf, and (ii) the approval of the Plan by the Shareholders. With respect to the granting of Incentive Options, no Options granted under the Plan shall be considered to be Incentive Options unless the Plan is approved by the Shareholders within 12 months before or after its adoption by the Board.
Section 17 Governing Law.
     This plan shall be governed by New York Law except to the extent such law is preempted by Federal law.

Annex B
RESTATED CERTIFICATE OF INCORPORATION
of
CORNING NATURAL GAS CORPORATION
under
Section 807 of New York Business Corporation Law
     The undersigned, Michael I. German, being the President and Chief Executive Officer of Corning Natural Gas Corporation,
     DOES HEREBY CERTIFY as follows:
     (1) The name of the Corporation is Corning Natural Gas Corporation (the “Corporation”).
     (2) The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on August 30, 1904.
     (3) This Certificate of Incorporation is amended to effect the following changes authorized by New York Business Corporation Law:
     (a) To enlarge the purposes of the Corporation.
     (b) To increase the number of the authorized shares of the Corporation from 1.0 million Common Shares, par value $5.00 per share, and no Preferred Shares, to 3.5 million Common Shares, par value $0.10 per share, and 500,000 Preferred Shares, par value $0.10 per share, and to grant to the board of directors of the Corporation the authority to issue said preferred shares of any series and to fix the number of shares so issued and the designations, relative rights, preferences and limitations of such series to the full extent provided by New York Business Corporation Law.
     (c) To reduce the par value of each authorized share from $5.00 to $0.10 and, in that connection, to reduce the stated capital of the Corporation by the amount of $4.90 for each of the issued shares, so that, in connection with the increase in authorized shares of the Corporation from 1.0 million to 4.0 million, the aggregate stated capital of the Corporation is reduced from $5.0 million to $400,000.
     (d) To add a provision expressly limiting the personal liability of the directors of the Corporation.
     (e) To add a provision eliminating preemptive rights of shareholders of the Corporation.

     (f) To add a provision that shareholders may act by less than unanimous written consent.
     (g) To change the vote required to approve a merger, consolidation, the sale, lease, exchange, or other disposition of all or substantially all assets of the Corporation, a share exchange or the dissolution of the Corporation from two thirds of the votes of all outstanding shares entitled to vote on the matter to a majority of the votes of all outstanding shares entitled to vote on the matter.
     (4) The restatement of the Certificate of Incorporation of the Corporation was authorized by the required vote of holders of outstanding shares of the Corporation entitled to vote on the restatement.
     (5) To accomplish the foregoing amendments, the text of the Certificate of Incorporation is hereby restated in its entirety to read as follows:

RESTATED CERTIFICATE OF INCORPORATION
of
CORNING NATURAL GAS CORPORATION
under
Section 807 of New York Business Corporation Law
     FIRST: The name of the corporation is Corning Natural Gas Corporation (the “Corporation).”
     SECOND: The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under New York Business Corporation Law; provided, however, that the Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body without such consent or approval first being obtained.
     THIRD: The office of the Corporation is to be located in the County of Steuben, State of New York.
     FOURTH: Authorized Shares.
     (a) The aggregate number of shares which the Corporation shall have authority to issue is 4.0 million, of which 3.5 million shares, par value $0.10 per share, shall be designated “Common Shares” and 500,000 shares, par value $0.10 per share, shall be designated “Preferred Shares.”
     (b) Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Shares as Preferred Shares of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, relative rights, preferences and limitations of such series, to the full extent now or hereafter permitted by New York Business Corporation Law.
     FIFTH: The Secretary of State of New York is hereby designated as the agent of the Corporation upon whom process against it may be served, and the post office address to which the Secretary of State shall mail a copy of any process against the Corporation which may be served upon him is 330 West William Street, Corning, New York 14830.
     SIXTH: No director of the Corporation shall be liable to the Corporation or any of its shareholders for damages for any breach of duty as a director, except for liability for acts or omissions if a judgment or other final adjudication adverse to the director establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of New York Business Corporation Law.

For purposes of the prior sentence, the term “damages” shall, to the extent permitted by law, include, without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements).
     Each person who serves as a director of the Corporation while this Article SIXTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article SIXTH, and neither the amendment or repeal of this Article SIXTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article SIXTH, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article SIXTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by law, agreement, vote of shareholders or disinterested directors, or otherwise.
     SEVENTH: No holder of shares of the Corporation of any class shall be entitled as such, as a matter of right, to subscribe for, purchase, or receive any shares of the Corporation of any class, or any securities convertible into, exchangeable for, or carrying a right or option to purchase its shares of any class, whether now or hereafter authorized and whether issued, sold, or offered for sale by the Corporation for cash or other consideration or by way of dividend, split of shares, or otherwise.
     EIGHTH: Any action to be taken by a vote of shareholders may be taken without a meeting by written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
     NINTH: The affirmative vote of a majority of the outstanding shares entitled to vote thereon are required to approve or authorize the following: (a) a plan of merger or consolidation; (b) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation; (c) a share exchange; and (d) dissolution of the Corporation.
     IN WITNESS WHEREOF, I have made, signed, and subscribed this Restated Certificate of Incorporation this ___ day of                     , 2007, and affirm that the statements contained herein are true under the penalties of perjury.

Michael I. German, President
and Chief Executive Officer

Annex C
SECTION 623 AND SECTION 910 OF
NEW YORK BUSINESS CORPORATION LAW
Section 623—Procedure to enforce shareholder’s right to receive payment for shares.
     (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.
     (b) Within ten days after the shareholders’ authorization date, which term as used in this section means the date on which the shareholders’ vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.
     (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.
     (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.
     (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph

(g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.
     (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenters rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.
     (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders’ authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters’ rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders’ authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders’ authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.
     (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:
     (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.
     (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenters rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.
     (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.
     (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders’ authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder’s right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert’s reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.
     (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.
     (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.
     (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following:

(A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.
     (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.
     (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.
     (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:
     (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or
     (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.
     (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.
     (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

     (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).
     (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).
Section 910—Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange.
     (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder’s right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:
     (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).
     (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:
     (i)To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or
     (ii)To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or
     (iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.
     (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders’ approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.
     (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.
     (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.
     (3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

Annex D
SECOND AMENDED AND RESTATED
BY -LAWS
of
CORNING NATURAL GAS CORPORATION~~,~~
As Amended ~~June 22, 2006~~ and ~~September 27, 2006~~Restated                     , 2007
New language is underlined. Language to be deleted is shown as stricken.
ARTICLE I
OFFICES
     SECTION 1. The principal office of the Corporation shall be in the City of Corning, Steuben County, State of New York.
ARTICLE II
STOCKHOLDERS’ MEETING
     SECTION 1. The place of all meetings of the stockholders shall be the principal office of the Corporation in the City of Corning, County of Steuben, State of New York, or at such other place within the State of New York as shall be determined by the Board of Directors, the place at which any such meeting shall be held to be stated in the notice and call of the meeting.
     SECTION 2. The Annual Meeting of Stockholders for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held each year at a day and time each year fixed by the Board of Directors, which day and time shall be set forth in the notice of meeting.
     SECTION 3. At all Stockholders’ Meetings all questions shall be determined by majority vote of the Common Stock present in person or by proxy, unless otherwise specifically provided by statute, or by the Certification of Incorporation as amended, or by these By-Laws. ~~Voting may be viva voce but any qualified voter may demand a stock vote, and in this case such vote shall immediately be taken by written ballot and each holder of Common Stock present in person or by proxy shall be entitled to one vote for each share of Common Stock standing registered in his or her name on the books of the Corporation or in the name of any person whose proxy he may be, provided that the Board of Directors may fix a time not more than 60 days prior to the date of a meeting of stockholders as the time as of which stockholders entitled to notice of and to vote at such meeting shall be determined.~~
     SECTION 4. ~~The order of business at the Annual Meeting of Stockholders will be as follows, in so far as consistent with the purpose of the meeting:~~
     ~~(a) Calling the meeting to order.~~

     ~~(b) Proof of notice of meeting.~~
     ~~(c) Roll call and filing of proxies.~~
     ~~(d) Reading the minutes of the last previous annual meeting.~~
     ~~(e) Reports of officers.~~
     ~~(f) Reports of committees.~~
     ~~(g) Election of directors.~~
     ~~(h) Unfinished business.~~
     ~~(i) New business.SECTION 5.~~ Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board of Directors or by a majority of the Board of Directors, and shall be called by the Chairman of the Board of Directors or the Secretary at the request in writing of stockholders owning 20% or more of the outstanding stock of the Corporation entitled to vote at such meeting. Any such request shall state the purpose or purposes of the proposed meeting, and the business to be transacted at such meeting, which shall be confined to such purposes. At any time upon a proper request of any person or persons entitled to call such Special Meeting, it shall be the duty of the Secretary to call such meeting not less than ten or more than thirty days after the receipt of such request.
     SECTION ~~6.~~5. Notice of the time, place and purpose of meetings of stockholders shall be given by ~~mailing~~ written or ~~printed~~electronic notice of the same signed by the Chairman of the Board of Directors, or President or a Vice President or the Secretary or an Assistant Secretary at least ten days and not more than sixty days prior to the meeting. If notice is mailed, it shall be sent with postage prepaid, to each stockholder of record of the Corporation entitled to vote at such meeting and addressed to the stockholder’’s last known post office address appearing on the books of the Corporation.
     SECTION ~~7.~~6. A quorum at any Annual or Special Meeting of Stockholders shall consist of stockholders representing either in person or by proxy a majority of the outstanding capital stock of the Corporation entitled to vote at such meeting, except as otherwise provided by law or in the Certificate of Incorporation. In the absence of a quorum the meeting may be adjourned to a fixed date thereafter by majority vote of the stock present at the meeting in person or by proxy and entitled to vote.
     SECTION ~~8. Not~~7. One or more ~~than three nor less than one~~ Inspectors of Election shall be appointed by the Board of Directors to serve at any election of Directors by stockholders and at any meeting or any adjournment thereof, of stockholders at which written ballots are to be taken, and in case of a vacancy at the time of the meeting such vacancy shall be filled by the Chairman or other person presiding at the meeting. Inspectors of election shall be sworn faithfully to execute their duties with strict impartiality and according to the best of their ability, and they shall subscribe to said oath.
     SECTION ~~9.~~ 8. Every stockholder entitled to vote at any meeting may vote in person or by proxy, but no officer, clerk, teller or bookkeeper of a corporation formed under or subject to the banking law of the State of New York shall act as proxy. Proxies must be executed in writing or authorized by the transmission of a telegram, cablegram or other means of electronic transmissions (all to the full extent permitted under the New York Business Corporation Law) by the stockholder or by his duly authorized attorney. No proxy shall be valid after the expiration of eleven months from the date of its execution unless the stockholder executed it shall have specified the duration. Any proxy shall be revocable at the pleasure of the person executing it or of his personal representatives or assigns except as otherwise provided by law.
ARTICLE III
BOARD OF DIRECTORS
     SECTION 1. The management of all affairs, property and business of the Corporation shall be vested in the Board of Directors of no less than three (3) and no more than sevennine (79) persons, the number of directors within such limits to be provided by vote of the Board of Directors prior to the annual meeting in such year. Directors shall be elected at the annual meeting of stockholders by plurality vote for a term of one year and shall hold office until their successors are elected and qualify. Directors need not be stockholders.
     SECTION 2. Either the Board of Directors or the holders of a majority of the shares entitled to vote at an election of directors may remove any director for cause.
     SECTION 3. All vacancies in the Board of Directors, whether caused by resignation, removal, death, or otherwise, may be filled by majority vote of the remaining directors at any special or regular meeting of the Board of Directors. A director so elected shall hold office for the unexpired term of his predecessor, and until his successor is elected and qualifies.
     SECTION ~~3.~~4. Meetings of the Board of Directors shall be held at the principal office of the Corporation or at such other place or places as may be designated by the Board of Directors.
     SECTION ~~4.~~5. A regular meeting of the Board of Directors shall be held immediately following the Annual Meeting of Stockholders or as soon thereafter as possible to elect officers. Regular meetings of the Board of Directors may be established by the Board of Directors, in which case notice of such meetings shall not be required.
     SECTION ~~5.~~6. Special Meetings of the Board of Directors may be called at any time by the Chairman of the Board of Directors, or in his absence by the President, or a Vice President, or by any two Directors. Notice of all Special Meetings of the Board of Directors shall be given each Director by ~~mailing~~written or ~~telegraphing such~~electronic notice at least forty-eight hours prior to the meeting.
     SECTION ~~6.~~7. A majority of the Board of Directors shall constitute a quorum for the transaction of business unless otherwise provided by law. Less than a quorum may adjourn any meeting to a subsequent fixed date without further notice.
     SECTION ~~6~~7A. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consent thereto by members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or committee.
     SECTION ~~6~~7B. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.
     SECTION ~~7.~~8. An Executive Committee may be appointed by a majority of the Board of Directors and shall have such authority as shall be delegated to it and permitted by law. It shall keep minutes and report at each meeting of the Board of Directors its activities since the next prior meeting of the Board of Directors.
     SECTION ~~8.~~9. The Board of Directors by resolution may establish a fixed sum and expenses of attendance to be paid to each director for attendance at each meeting of the Board of Directors; but nothing herein shall prevent directors from serving the Corporation in any other capacity and receiving compensation therefore.
ARTICLE IV
DIRECTORS AND OFFICERS
     SECTION 1. The officers of the Corporation shall be ~~a Chairman of the Board of Directors,~~ a President, a Secretary and a Treasurer who shall be elected for one year by majority vote of the Board of Directors at its first meeting after the Annual Meeting of Stockholders in each year, and who shall hold office until their successors are elected and qualify. The Board of Directors may also elect or appoint Assistant Treasurers and Assistant Secretaries, and such other officers or agents as they deem necessary or expedient. ~~Except for the Chairman of the Board of Directors and the President, officers~~Officers need not be directors of the corporation.
     SECTION 2. The Chairman of the Board shall preside at directors’ meetings of the Board of Directors. In case of a vacancy in the office of Chairman of the Board, or in the absence or disability of the Chairman of the Board, the President or other properly elected or appointed officers shall preside at meetings of the Board of Directors.

     SECTION 2A. The Chairman of the Board or the President, whichever is duly appointed by the Board of Directors, shall be the chief executive officer of the Corporation. The chief executive officer shall preside at all stockholders’ meetings and shall have general supervision of the affairs of the Corporation; shall sign or countersign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors; shall make reports to the Board of Directors and stockholders; and shall perform such other duties as are incident to his office or are properly required of him by the Board of Directors.
     SECTION 2B. The President shall exercise all the functions of the Chairman of the Board of Directors during the absence or disability of the Chairman of the Board, except for those functions, if any, which have been delegated by the Board of Directors to another properly appointed or elected officer, and further the President shall perform such duties as may be required by law or properly required by the Board of Directors.
     SECTION 3. The Vice Presidents, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President.
     SECTION 4. The Secretary shall issue notices of all meetings, except as otherwise provided herein, shall keep minutes of all meetings, shall have charge of the seal of the Corporation and the corporate books and shall make such reports and perform such other duties as are incident to his office, or are properly required of him by the Board of Directors.
     SECTION 5. The Assistant Secretaries in the order of their seniority shall in the absence or disability of the Secretary perform the duties and exercise the powers of the Secretary, and perform such other duties as the Board of Directors shall prescribe.
     SECTION 6. The Treasurer shall have custody of all the moneys and securities of the Corporation and shall keep regular books of accounts. He shall control the disbursement of the funds of the Corporation in payment of just demands. He shall render to the Board of Directors from time to time statements of the financial condition of the Corporation. He shall give bond for the faithful performance of his duties if required by the Board of Directors, to be approved by such Board as to form and surety.
     SECTION 7. The Assistant Treasurers, in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and perform such other duties as the Board of Directors shall prescribe.
     SECTION 8. In case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.
     SECTION 9. Vacancies in any office arising for any cause may be filled by the directors at any regular or special meeting.

     SECTION 10. The officers of the Corporation may be removed at any time with or without cause, by the affirmative vote of a majority of the whole Board of Directors. Any officer may resign his office at any time by submitting a written resignation to the Board of Directors.
ARTICLE V
STOCK
     SECTION 1. Certificates of stock shall be signed by the Chairman of the Board of Directors or by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer ~~and sealed with the seal of the Corporation. Such seal may be facsimile, engraved or printed~~. When any such certificate is signed by a transfer agent and by a registrar, the signatures of the Corporation~~’~~s officers thereon may be facsimiles, engraved or printed. In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be an officer before the certificate is issued, it may be issued with the same effect as if such officer had not ceased to be such at the date of issue. Certificates of stock shall plainly state on the face the number, kind and class of shares which it represents, and shall conform in all respects to applicable provisions of law.
     SECTION 2. Transfers of stock shall be made only upon the transfer books of the Corporation kept at the principal office of the Corporation or of any transfer agents if such shall be designated. Before any new certificate is issued, old certificates must be surrendered for cancellation, properly endorsed or with stock power properly affixed, and with transfer tax stamps properly affixed.
     SECTION 3. In case of loss or destruction of any certificate of stock, another may be issued in its place upon proof of loss or destruction, and upon giving satisfactory bond of indemnity to the Corporation and/or to the transfer agent in such sum as the Board of Directors may provide.
     SECTION 4. The Board of Directors may fix a time, not ~~exceeding forty~~more than sixty nor less than ten days preceding the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidences or rights or evidences of interests arising out of any change, conversion or exchange of capital stock, as a record for the determination of stockholders entitled to receive any such dividend, distribution, rights or interests, and in such case only stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, rights or interests; or in lieu of so fixing a record time may prescribe a period not ~~exceeding forty~~more than sixty nor less than ten days prior to the date for such payment, distribution or delivery during which no transfer of stock on the books of the Corporation may be made.

ARTICLE VI
SEAL
     SECTION 1. The corporate seal of the Corporation shall be in the form of two concentric circles and shall have inscribed thereon between such circles the name, “Corning Natural Gas Corporation” and the words, “Corning, Steuben County” and in the middle the word, “Incorporated” and the year, “1904”.
ARTICLE VII
AMENDMENT OF BY-LAWS
     SECTION 1. Except as otherwise may be provided herein; in the Certificate of Incorporation, as amended, or by New York law, these By-Laws may be altered, amended, or rescinded by a vote of a majority of the whole Board of Directors of the Corporation at any meeting provided that at least ten days’ notice of the intention to so do is given to each director as a part of the notice of the meeting.
     SECTION 2. Except as otherwise may be provided herein, in the Certificate of Incorporation, as may be amended from time to time, or by New York law, these By-Laws may be altered, amended, or rescinded by a vote of a majority of the Common Stock outstanding and entitled to vote provided that ~~at least ten days’~~ notice of such intention be included in the notice of meeting.
     ~~SECTION 3. Reference to any alteration, amendment or rescission of the By-Laws effected by the Board of Directors during any year shall be made in the notice to stockholders for the next succeeding annual meeting of stockholders, and if any such change in the By-Laws is not ratified at such meeting of stockholders, it shall only be effective up to the time of such annual meeting.~~
ARTICLE VIII
INDEMNIFICATION OF DIRECTORS ~~AND~~, OFFICERS, EMPLOYEES AND AGENTS
     SECTION 1. No present or future director ~~or~~, officer, employee or agent of the Corporation (or his legal representatives) shall be liable for any act, omission, step or conduct taken or had in good faith, which (whether by condition or otherwise) is required, authorized or approved, or is otherwise in compliance with or in reliance upon a regulation, rule, order or determination issued or made by a department, agency, board, commission or authority pursuant to any statute of any state or the United States, whether or not such regulation, rule, order or determination shall have been subsequently amended, rescinded or determined by judicial or administrative authority to be invalid or illegal, or which is taken in contesting in good faith the validity or legality of such regulation, rule, order or determination. In any action, suit or proceeding based on any act, omission, step or conduct, as in this paragraph described, the provisions hereof shall be brought to the attention of the court. In the event that any of the foregoing provisions of this paragraph is found by the court not to constitute a valid defense on the ground that such provision is not applicable to the particular class of plaintiff, each such director ~~or~~, officer, employee or agent (or his legal representatives) shall be indemnified as provided by this Article.

     SECTION 2. Each director ~~and~~, officer, employee and agent of the Corporation, whether or not then in office or employed by the Corporation, and in the event of his death, his legal representatives, shall be indemnified by the Corporation to the fullest extent allowed, and in the manner provided by New York law, in connection with any actual or threatened action or proceeding (including civil, criminal, administrative or investigative proceedings). Such indemnification shall ~~include the advancing of expenses incurred in connection therewith and shall~~ be in addition to any other right or claim to which any director or officer may otherwise be entitled.
     SECTION 3. To the maximum extent permitted under New York law, as it presently exists or may be amended in the future, the Corporation shall pay all expenses (including attorneys’ fees) actually and reasonably incurred by any person by reason of the fact that such person is or was an officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding (other than an action by the Corporation on its own behalf) upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized by New York law.
     SECTION 4. The Corporation may purchase and maintain insurance to indemnify the Corporation for any obligation it incurs as a result of the indemnification of directors and officers, or to indemnify directors and officers, pursuant to this Article and in accordance with New York law.
     SECTION ~~4.~~5. Each section or portion thereof of this Article shall be deemed severable from the remainder, and the invalidity of any such section or portion shall not affect the validity of the remainder of this Article.

Annex E
CORNING NATURAL GAS CORPORATION
CODE OF BUSINESS CONDUCT AND ETHICS
Introduction
     This Code of Business Conduct and Ethics covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide employees, officers and directors of the Company. All of our employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior.
     If a law conflicts with a policy in this Code, you must comply with the law. If you have any questions about these conflicts, you should ask your supervisor how to handle the situation.
     Those who violate the standards in this Code will be subject to disciplinary action, up to and including termination of employment. If you are in a situation which you believe may violate or lead to a violation of this Code, follow the guidelines described in Section 14 of this Code.
1. Compliance with Laws, Rules and Regulations
     Obeying the law, both in letter and in spirit, is the foundation on which this Company’s ethical standards are built. All employees must respect and obey the laws of the cities, states and countries in which we operate. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or others.
2. Conflicts of Interest
     A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company.
     Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with higher levels of management or the Company’s Legal Counsel. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in Section 14 of this Code.

     Follow these guidelines in avoiding conflicts of interest. If other situations arise that are not addressed directly here, you should consult with your supervisor or the Company’s Legal Counsel.
Relationships with Competitors – If you are an employee, officer, or director:
•	Do not work for, consult to, advise, or perform any services for a competitor.

•	Do not purchase or maintain a financial interest in any direct competitors unless your ownership interest is passive and equals less that 5% of the competitor.
Relationship with Customers and Vendors
     If you are an employee or officer (including employee-directors):
•	Do not work for, consult to, advise, or perform any services for any company or institution that is a vendor or customer to the Company (unless you are providing such services on the Company’s behalf).

•	You may serve as a Director of a company that is a vendor or customer to the Company under the following circumstances:
1.	You disclose your appointment as a director to the Company’s Legal Counsel, who in turn obtains the CEO’s written approval (or, in the case of an executive officer of the Company, the Legal Counsel obtains approval from the Board of Directors); and

2.	You agree to recuse yourself from (i.e., refrain from participating in or influencing, directly or indirectly) any matter affecting the business relationship or transactions between the Company and the customer or vendor for which you are a director.
     If you are an outside director (i.e. non-employee director):
•	You may work for, consult to, advise, serve on the Board of Directors, or perform services for a company or institution that is a vendor or customer of the Company only if:
1.	Your relationship with the customer or supplier is disclosed to the Company’s Legal Counsel and the Company’s Board of Directors; and

2.	You agree to recuse yourself from (i.e., refrain from participating in or influencing, directly or indirectly) any matter affecting the business relationship or transactions between the Company and the customer or vendor.
3. Insider Trading
     Employees, officer and directors who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. If you have any questions, please consult the Company’s CEO or Legal Counsel.
4. Corporate Opportunities
     Employees, officers and directors are prohibited from taking for themselves personally opportunities that are discovered through the use of corporate property, information or position without the consent of the Board of Directors. No employee may use corporate property, information, or position for improper personal gain, and no employee may compete with the Company directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.
5. Competition and Fair Dealing
     We seek to outperform our competition fairly and honestly. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee should endeavor to respect the rights of and deal fairly with the Company’s customers, suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.
     The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Please discuss with your supervisor any gifts or proposed gifts which you are not certain are appropriate.
6. Discrimination and Harassment
     The diversity of the Company’s employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances.

7. Health and Safety
     The Company strives to provide each employee with a safe and healthy work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.
     Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.
8. Record-Keeping
     The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. For example, only the true and actual number of hours worked should be reported.
     Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or the Company’s controller.
     All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirements and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.
     Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult the Company’s CEO or Legal Counsel.
9. Confidentiality
     Employees, officers and directors must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by the CEO or the Company’s Legal Counsel or required by laws or regulations. Confidential information includes all proprietary and non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. It also includes information that suppliers and customers have entrusted to us. The obligation to preserve confidential information continues even after employment ends.

10. Protection and Proper Use of Company Assets
     All employees should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.
     The obligation of employees to protect the Company’s assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, customer lists, terms of vendor contracts, internal documents, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.
11. Payments to Government Personnel
     The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.
     In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. The Company’s CEO or Legal Counsel can provide guidance to you in this area.
12. Waivers of the Code of Business Conduct and Ethics
     Any waiver of this Code for executive officers or directors may be made only by the Board of Directors and will be promptly disclosed as required by law or Securities and Exchange Commission regulation.
13. Reporting any Illegal or Unethical Behavior
     Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

     Additionally, employees may, in confidence and anonymously, at any time contact the Company’s Legal Counsel to discuss or report any illegal or unethical behavior or any concern regarding questionable accounting or auditing matters without fear of dismissal or retaliation of any kind.
14. Compliance Procedures
     We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know if a violation has occurred. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:
•	Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.

•	Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it very well may be.

•	Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

•	Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is your supervisor’s responsibility to help solve problems.

•	Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it with the Human Resources manager or the Company’s Legal Counsel.

•	You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

•	Always ask first, act later: If you are unsure of what to do in any situation, seek guidance before you act.

•	The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Code of Business Conduct and Ethics. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Business Conduct and Ethics and to these additional procedures, and shall include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board) and termination of the individual’s employment. In determining what action is appropriate in a particular case, the Board of Directors shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.
15. Additional Policies and Procedures for Chief Executive Officer and Senior Financial Officers
     The CEO and all senior financial officers, including the CFO, principal accounting officer and treasurer, are subject to the following additional specific policies and procedures:
•	The CEO and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the SEC. Accordingly, it is the responsibility of the CEO and each senior financial officer promptly to bring to the attention of the Board of Directors any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings and to otherwise assist the Board of Directors in fulfilling its responsibilities.

•	The CEO and each senior financial officer shall promptly bring to the attention of the Board of Directors and the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

•	The CEO and each senior financial officer shall promptly bring to the attention of the Company’s Legal Counsel and the CEO and to the Audit Committee any information he or she may have concerning any violation of the Company’s Code of Business Conduct and Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

•	The CEO and each senior financial officer shall promptly bring to the attention of the Legal Counsel and the CEO and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of violation of the Code of Business Conduct and Ethics.

Annex F
AUDIT COMMITTEE CHARTER OF
CORNING NATURAL GAS CORPORATION
Introduction
This charter, approved by the Corning Natural Gas Corporation (the “Company”) Board of Directors, governs the operations of the Company’s Audit Committee (“the Committee”). The Committee shall review and reassess the charter from time to time.
Organization and Membership
The Committee shall be members of and appointed by the Board of Directors and shall be comprised of at least two directors each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee from the Company (other than normal director’s fees), are not an affiliated person of the Company or its subsidiaries and satisfy the independence requirements of applicable rules of the Securities and Exchange Commission (“SEC”), including rule 10A-3 of the Securities Exchange Act of 1934, as amended, and regulations of the National Association of Securities Dealers. All Committee members shall be financially literate and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.
The Chairman of the Committee shall be appointed from the Committee membership by the Board of Directors.
Purpose
The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, regulators, vendors, customers and others relating to the:
•	Integrity of the Company’s financial statements;

•	Financial reporting process;

•	Systems of internal accounting and financial control;

•	Performance of the Company’s internal audit function and independent auditors;

•	Independent auditor’s qualifications and independence;

•	Company’s compliance with codes of conduct and ethics; and

•	Company’s compliance with legal and regulatory requirements.
In so doing, it is the goal of the Committee to maintain free and open communication between the Committee, independent auditors, internal auditors, the Board of Directors and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and is granted the authority to engage independent counsel and other outside advisers as it determines necessary to carry out its duties.

Policy
The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and to report the results of the Committee’s activities to the Board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.
The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances.
Duties and Responsibilities
The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.
Independent Auditor
The Committee shall be directly responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements, if any, between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.
At least annually, the Committee shall obtain and review a report by the independent auditors describing:
•	The firm’s internal quality control procedures;

•	Any material issues raised by the most recent internal quality control review, or peer review of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues; and

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).
The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risk and legal and ethical compliance programs.
The Committee shall periodically meet with management, the internal auditors and the independent auditors to discuss issues and concerns warranting Committee attention. The

Committee shall review with the independent auditor any audit problems or difficulties and management’s response.
The Committee shall review all reports from the independent auditor on the critical policies and practices of the Company and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.
The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.
Public Communication
The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.
The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K. The Committee shall discuss with management and the independent auditors their judgment about the quality, not just the acceptability, of accounting principles; the reasonableness of significant judgments; and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.
The Committee shall review the interim financial statements and disclosures, under Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. With the prior agreement of the Committee, the Chairman of the Committee may represent the entire Committee for the purposes of this review; but, as a general policy, the Committee shall meet as a whole to review the Company’s interim financial statements. The Committee shall document the results of such meetings in formal minutes.
Risk Management
The Committee shall review and discuss with Company management the form and adequacy of the Company’s risk management program and related business insurance policies and self-insurance programs.
Other Matters
The Committee shall also prepare a report on its activities to be included in the Company’s annual proxy statement, as required by the SEC.
The Committee shall perform a self-evaluation of its own performance from time to time to determine whether it is functioning effectively.

The Board of Directors may request the Committee to evaluate accounting procedures and investigate business or legal risks related to a potential investment, acquisition or merger. The Committee will conduct such evaluations as special projects using the business knowledge of its own members, Company staff or outside independent consultants and attorneys.
Adoption
This charter supersedes and replaces the Company’s prior Audit Committee Charter.
Amendments and Waivers to the Charter
The Committee shall review and reassess this charter at least annually and obtain the approval of the Board for any proposed changes to this charter. The Board reserves the right to accept the Committee’s recommendation and reserves the right to alter, amend, modify, revoke, suspend, terminate or waive any or all of this charter at any time, in its discretion.
Limitation on use of the Charter
This charter is intended to be a description of certain policies that the Company has adopted as of this time, and is to be used solely as a source of information about the Committee as presently in effect. Nothing in this charter shall be deemed to or otherwise create for an employee or any other third party an enforceable right against the Company, the members of the Committee, its directors, officers or any other employee or third party. Except by the Company at the direction of the Board or executive officers, this charter may not be used as evidence or referred to in any other way in any action, claim, suit or other proceeding.

[FRONT]

PROXY	Corning Natural Gas Corporation ANNUAL MEETING OF SHAREHOLDERS May [ ], 2007 330 West William Street PO Box 58 Corning, New York 14830 11:00 a.m. local time	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Firouzeh Sarhangi and Stanley G. Sleve the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of Corning Natural Gas Corporation to be held on May [  ], 2007, at 330 West William Street, Corning, New York 14830, beginning at 11:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the April [  ], 2007 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Corning Natural Gas Corporation.
     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES AND “FOR” ALL PROPOSALS.

1.	Election of Matthew C. Benesh, Michael I. German, Ted W. Gibson, Richard M. Osborne, Stephen G. Rigo, Thomas J. Smith and George J. Welch as directors.

	FOR ☐	WITHHELD ☐
FOR, EXCEPT WITHHELD FROM THE FOLLOWING NOMINEE(S): ☐

2.	Approval of the Corning Natural Gas Corporation 2007 Stock Plan.

	FOR ☐	AGAINST ☐	WITHHELD ☐

3.	Approval of amendments to Corning’s certificate of incorporation.

3a.	Enlarge Corning’s business purpose.

	FOR ☐	AGAINST ☐	WITHHELD ☐

3b.	Increase the number of shares of common stock authorized and decrease the par value of the common stock.

	FOR ☐	AGAINST ☐	WITHHELD ☐

3c.	Authorize shares of preferred stock.

	FOR ☐	AGAINST ☐	WITHHELD ☐

3d.	Limit the personal liability of Corning’s directors.

	FOR ☐	AGAINST ☐	WITHHELD ☐

3e.	Eliminate preemptive rights.

	FOR ☐	AGAINST ☐	WITHHELD ☐

3f.	Allow shareholders to act by less than unanimous written consent.

	FOR ☐	AGAINST ☐	WITHHELD ☐

3g.	Change the shareholder vote required to approve certain corporate actions.

	FOR ☐	AGAINST ☐	WITHHELD ☐

4.	Approval of amendments to Corning’s by-laws.

	FOR ☐	AGAINST ☐	WITHHELD ☐
THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

[BACK]

(Signature should be exactly as name or names appear on
this proxy. If stock is held jointly each holder should
sign. If signature is by attorney, executor, administrator,
trustee or guardian, please give full title.)

Dated: , 2007

Signature

Signature if held jointly

I plan to attend the meeting: Yes ☐ No ☐
This proxy will be voted FOR all nominees and FOR all Proposals unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.